                                     Exhibit 99.1

                                  THE STANLEY WORKS

                                 401(k) SAVINGS PLAN


                   (1994 Restatement and Merger of the Savings Plan

                for Salaried Employees and the Savings Plan for Hourly

                         Paid Employees of The Stanley Works)






























                            Effective  as  of  January  1, 1989

                (Merger  provisions  effective  October  1, 1994)

                                  THE STANLEY WORKS

                                 401(k) SAVINGS PLAN



                                        INDEX

                                                                     Page

          ARTICLE  1   Name and Effective Date                          2

          ARTICLE  2   Definitions                                      3

          ARTICLE  3   Employees Eligible to Participate                9

          ARTICLE  4   Elective Deferral Contributions and
                       Employee Contributions                          10

          ARTICLE  5   Matching Allocations and Company
                       Contributions                                   12

          ARTICLE  6   Contribution and Allocation Percentage Tests    14

          ARTICLE  7   Rollovers and Transfers                         22

          ARTICLE  8   Investment of Accounts and Voting Rights        25

          ARTICLE  9   Allocation of Net Earnings and Losses           26

          ARTICLE 10   Participant Withdrawals                         27

          ARTICLE 11   Loans to Participants                           29

          ARTICLE 12   Distribution of Account upon Death,
                       Disability or Retirement                        32

          ARTICLE 13   Termination of Participation and Vesting        35

          ARTICLE 14   Application for Benefits                        38

          ARTICLE 15   Leave of Absence                                41

          ARTICLE 16   Rights of Participants                          42

          ARTICLE 17   Plan Administrator                              44

          ARTICLE 18   The Trust Fund                                  46

          ARTICLE 19   Plan for Exclusive Benefit of Participants      51

          ARTICLE 20   Miscellaneous Provisions                        51

          ARTICLE 21   Amendment                                         52


          ARTICLE 22   Termination of Plan                             53

          ARTICLE 23   Change in Employee Status                       53

          ARTICLE 24   Top-Heavy Plan Provisions                       54

          ARTICLE 25   Limitations on Annual Additions                 60

          ARTICLE 26   Diversification Elections by
                       Qualified Participants                          67

          ARTICLE 27   Determination of Highly Compensated, Super
                       Highly Compensated and Leased Employee Status   70

                       APPENDIX A

                             1994 RESTATEMENT AND MERGER

                                       OF THE

                         SAVINGS PLAN FOR SALARIED EMPLOYEES

                                       AND THE

                        SAVINGS PLAN FOR HOURLY PAID EMPLOYEES

                                          OF

                                  THE STANLEY WORKS


               By resolution of the Finance and Pension Committee of its Board of Directors, THE STANLEY WORKS, a Connecticut corporation with its principal office in New Britain, Connecticut, has adopted this Amendment restating and merging the Savings Plan for Salaried Employees of The Stanley Works and the Savings Plan for Hourly Paid Employees of The Stanley Works, effective as provided herein.

                                 W I T N E S S E T H:

                WHEREAS, the Savings Plan for Salaried Employees of The Stanley Works and the Savings Plan for Hourly Paid Employees of The Stanley Works ("Savings Plans") were adopted by the Company effective as of January 1, 1984; and

               WHEREAS, each of the Savings Plans was thereafter amended and restated in its entirety in the form of a leveraged employee stock ownership plan designed to invest primarily in common stock of The Stanley Works; and

               WHEREAS, the Company, under the terms of the Savings Plans, has the right to amend said plans in whole or in part; and

               WHEREAS, the Company now desires to amend and restate the Savings Plans in their entirety effective as of January 1, 1989, to comply with the Internal Revenue Code of 1986, as amended, and the Regulations; and

               WHEREAS, the Company further desires to merge the Savings Plans effective as of October 1, 1994 to form a single leveraged employee stock ownership plan within the meaning of Code Section 4975(e)(7);

               NOW, THEREFORE, the Savings Plans shall be amended and restated as follows:

                                  A R T I C L E  1.

                               Name and Effective Date


               Section 1 a.        The name  of the Plan resulting from the
                              merger of the Savings Plan for Hourly Paid Employees of The Stanley Works with and into the Savings Plan for Salaried Employees of The Stanley Works shall be "The Stanley Works 401(k) Savings Plan."

               Section 1 b.    The Savings Plan  for Hourly Paid  Employees
                              of The Stanley Works and the Savings Plan for Salaried Employees of The Stanley Works became effective as of January 1, 1984.
                              Except as otherwise provided herein, this restatement of each of said Plans to comply with the Code shall be effective as of January 1, 1989, with respect to Participants who are credited with an Hour of Service on or after such date.

                    i.        The merger of the Plans shall be effective as
                         of October 1, 1994.

               Section 1 c.        The provisions  of this Plan shall be as
                              stated in the following Articles with respect to those units of Employees designated in Appendix A hereto.

                    i.        With  respect  to  those units  of  Employees
                         designated in a Plan Specification Schedule, the provisions of this Plan shall be as stated in the following Articles except as modified in such Plan Specification Schedule. Subject to subsection
                         (c), wherever there is a discrepancy between the Plan and a Plan Specification Schedule, the Plan Specification Schedule shall govern.

                    ii.       If any Plan  Specification Schedule  executed
                         before December 31, 1994, is inconsistent with the provisions of the Code or ERISA as amended by the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Acts of 1986, 1987, 1990 and 1993, the Technical and Miscellaneous Revenue Act of 1988, the Revenue Reconciliation Act of 1989 and the Unemployment Compensation Amendments of 1992 (collectively, "TRA `86"), then this Amendment restating the Plan shall be deemed an amendment to such Plan Specification Schedule with respect to the provisions which are inconsistent with the provisions of TRA `86.


                                  A R T I C L E  2.

                                     Definitions


               When used in this Plan, the following terms have the meanings set forth below unless a different meaning is plainly required by the context:

               "Act" means the Employee Retirement Income Security Act of 1974, as amended.

               "Affiliated Group" means a group of corporations or other entities of which the Company is a member, determined under
          Section 414 of  the Code, modified for purposes of Section 415 by
          Section 415(h).

               "Appendix A" means the schedule attached hereto listing each unit of Employees participating in the Plan.

               "Application for Benefits" means the form provided by the Plan Administrator which shall be completed by an individual in order to receive benefits hereunder.

               "Beneficiary" means any individual, trust, estate or other recipient entitled to receive death benefits hereunder, on either a primary or a contingent basis.

               "Benefit Commencement Date" means the date on which all events have occurred that entitle an individual to receive a distribution hereunder or, in the case of a benefit payable as an annuity, the first day of the first period for which an amount is payable as an annuity.

               "Break in Service" means the failure of an Employee to perform an Hour of Service during the 12-month period commencing on the date he ceases to have Employment Status.

               "Closing Price" means the closing price of a share of Stanley Stock as determined for the New York Stock Exchange Composite Transactions and reported in The Wall Street Journal.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Company" means The Stanley Works and its wholly-owned U.S. subsidiaries.

               "Company Contributions" means the contributions to the Trust Fund made by the Company under Articles 5 and 6.

               "Compensation" means:

                    (a) Subject to paragraphs (b) and (c), the wages, salary and other amounts received by a Participant from the Company for services actually rendered in the course of employment with the Company over the period of his participation during the applicable Plan Year, to the extent such amounts are includible in the gross income of the Participant including, but not limited to, bonuses, overtime payments, commissions, vacation pay, piece rates, shift premiums and any foreign income earned as an Employee of the Company. Compensation shall include a Participant's Elective Deferral Contributions and Employee Contributions for the Plan Year and amounts contributed by the Company at the election of the Participant to any other employee benefit plan under an arrangement described in Section 125 or 401(k) of the Code. The Compensation of a Participant who is a Super Highly Compensated Employee shall be computed under the family member aggregation rules described in Section 27.2.

                    (b) Compensation shall not include reimbursements or other expense allowances, fringe benefits (whether or not paid in cash), moving expenses, welfare benefits (other than severance benefits paid to individuals who separate from service with the Company before 1994), the cost of group term life insurance coverage, deferred compensation in the year paid if the compensation has been deferred beyond the calendar year in which it would otherwise have been paid, and amounts paid to a Participant under the Company's long-term stock incentive plan. Except for severance benefits described in the preceding sentence, after 1993, Compensation shall not include amounts paid to a Participant for periods during which he is not performing services as a common law employee of the Company or, except for a Participant's final regular payroll check, Compensation shall not include amounts paid after he ceases to have Employment Status.

                    (c) The Compensation of a Participant taken into account under the Plan shall not exceed $150,000 (or, for Plan Years after 1988 and before 1994, $200,000), as adjusted under
          Section 401(a)(17) of the Code. In the case of a Participant who commences or ceases participation in the Plan on a date other than the first or last day of the Plan Year, no proration of the limitation described in the preceding sentence shall be made.

               "Contributory  Pension  Benefit"  means   the  Participant's
          accrued contributory pension benefit under the Retirement Plan determined as of December 31, 1986.

               "Disabled Participant" means a Participant who has become permanently and totally incapable of engaging in any occupation or employment for the Company for physical or mental reasons. Such disability shall be deemed to exist only when an Application for Benefits has been filed with the Plan Administrator by or on behalf of such Participant no later than one year following his severance from service with the Company and when such disability is thereafter certified to the Plan Administrator by a licensed physician selected by the Plan Administrator.

               "Elective Deferral Contributions" means the contributions to the Trust Fund made on behalf of a Participant under Section 4.2(a) which are not includible in the Participant's gross income for federal income tax purposes.

               "Employee" means an individual employed by the Company as a common law employee who is in a unit of employees listed in Appendix A and who is not covered by a collective bargaining agreement with the Company with respect to which agreement retirement benefits were the subject of good faith negotiation unless, as a result of such negotiation, the collective bargaining unit has agreed to have such individuals considered Employees for purposes of this Plan. A Leased Employee shall not be considered an Employee.

               "Employee Contributions" means the contributions to the Trust Fund made by a Participant under Section 4.2(b) which are includible in the Participant's gross income for federal income tax purposes.

               "Employment Commencement Date" means the date on which an individual first performs an Hour of Service as a common law employee of the Company.

               "Employment Status" means:

               (a) the existence of an employment relationship between the Company and an individual who is performing services for the Company as a common law employee on a current basis or whose services for the Company as a common law employee have been interrupted on a temporary or seasonal basis. Subject to paragraph (b), an individual's Employment Status shall terminate on the earlier of:

                    (i)  the date of  his severance  from service  with the
                    Company   by  reason  of  his  resignation,  discharge,
                    retirement or death, or

                    (ii) the first anniversary of the date on which he is first absent from service with the Company (with or without pay) for a reason not described in (i), other than a Leave of Absence.

               (b) If an individual described in the last sentence of paragraph (a) performs an Hour of Service during the twelve-month period beginning on the earlier of (i) or (ii) thereof, his Employment Status shall be deemed not to have been interrupted or terminated. For purposes of (a)(i), the Employment Status of an individual who has accrued but unused vacation shall be extended by the period equal to such unused vacation.

               (c) Solely for purposes of determining whether a Break in Service has been incurred by an Employee who is absent from service by reason of the pregnancy of such Employee, the birth of a child of the Employee or the adoption of a child by the Employee, such individual's Employment Status shall terminate on the earlier of (i) the date of his severance from service with the Company by reason of his resignation, discharge, retirement or death, or (ii) the second anniversary of the date on which he is first absent from service by reason of such pregnancy, birth or adoption.

               "Entry Date" means the first day of each calendar quarter.

               "Exempt Loan" means any loan made to the Trust Fund which satisfies the requirements of Section 18.3.

               "Highly Compensated Employee" means an individual employed by the Company who is described in Section 27.1.

               "Hour of Service" means an hour for which an individual is paid or entitled to payment for the performance of duties for the Company or any other member of the Affiliated Group.

               "Leased Employee" means an individual performing services for the Company who is described in Section 27.3.

               "Leave   of  Absence"  means   an  interruption  of  service
          authorized in accordance with Company policy.

               "Matching Allocation" means the amount allocated to a Participant's Savings Account under Section 5.2.

               "Net Contributory Pension Benefit" means the excess, if any, of the present value of the Participant's Contributory Pension Benefit over the value of his Retirement Account determined as of December 31, 1986, which has been transferred from the Retirement Plan to the Trustee and credited to the Participant's Savings Account.

               "Normal Retirement Date" means the first day of the month coinciding with or next following a Participant's 65th birthday.

               "Officer" means a Participant who is a director, officer or the beneficial owner of more than 10% of any class of any equity security of The Stanley Works which is registered pursuant to the Securities Exchange Act of 1934.

               "Participant" means an Employee who has satisfied the eligibility requirements of Article 3, or an Employee for whom the Trustee is holding amounts transferred to this Plan on the Employee's behalf from another qualified retirement plan, and unless specifically provided otherwise, the term shall not refer to an individual after he ceases to have Employment Status.

               "Plan" means:

               (a) Before October 1, 1994, the Savings Plan for Salaried Employees of The Stanley Works or the Savings Plan for Hourly Paid Employees of The Stanley Works and, unless the context shall require otherwise, it shall refer to the particular Savings Plan in which the individual then participated, as such plan shall have been amended from time to time; and

               (b) After September 30, 1994, The Stanley Works 401(k) Savings Plan, as hereafter amended.

               "Plan  Administrator" means  The  Stanley Works.   The  Plan
          Administrator shall be a named fiduciary with respect to this Plan.

               "Plan Specification Schedule" means one of the schedules adopted by the Plan Administrator as provided in Section 17.12.

               "Plan Year" means the calendar year.

               "Regulation" means any rule or regulation promulgated under the Code.

               "Retired Participant" means a Participant who ceases to have Employment Status on or after his Normal Retirement Date or his early retirement date under Section 12.1.

               "Retirement Account" means the bookkeeping record of the funds transferred from the Retirement Plan on behalf of an Employee and the Elective Deferral Contributions, Matching Allocations and Company Contributions, if any, allocated to such account on behalf of a Participant before 1987, the value of which was credited to the Participant's Savings Account as of January 1, 1987.

               "Retirement Plan" means The Stanley Works Retirement Plan (formerly the Retirement Plan for Salaried Employees of The Stanley Works) including any amendments thereto.

               "Savings Account" means the bookkeeping record of all Elective Deferral Contributions, Matching Allocations and Company

          Contributions, if any, made on behalf of a Participant, and/or any amounts contributed or rolled over in accordance with Code
          Section 402(c) or 408(d)(3) or received by the Trustee in a direct transfer from another qualified trust, adjusted for the net earnings or losses thereon, and shall include subaccounts reflecting the amounts attributable to each value described in paragraphs (i)(A) through (D) and (ii) of Section 13.2(a).

               "Stanley Stock" means The Stanley Works common stock.

               "Super Highly Compensated Employee" means a Highly Compensated Employee who, during the current or preceding Plan Year, owns more than a 5% interest in the Company or any other member of the Affiliated Group, determined in accordance with the ownership rules set forth in Section 27.1(c), or who is one of the ten highest paid
          Highly Compensated Employees.

               "Suspense Account" means the bookkeeping record of Stanley Stock purchased with the proceeds of an Exempt Loan which has not been allocated to Participants' Savings Accounts.

               "Terminated   Participant"   means   a   Participant   whose
          Employment Status has terminated for reasons other than death, disability or retirement.

               "Trust Agreement" means the agreement entered into between the Company and the Trustee.

               "Trustee" means the corporation or individual selected by the Company to serve as Trustee under the Trust Agreement.

               "Trust Fund"  means  all the  assets  held under  the  Trust
          Agreement.

               "Valuation Date" means the last business day of each calendar month. For purposes of making a loan, withdrawal or distribution under the Plan before 1995, the value of the shares of Stanley Stock allocated to an individual's Savings Account as of the Valuation Date shall be determined based on the Closing Price on the regular business day of the Company coinciding with or next following the date on which the individual's completed Application for Benefits is received by the Plan Administrator or, in the case of a distribution on account of severance from service, the individual's final regular payroll date, if later. For purposes of the preceding sentence, after 1994, the value of the shares allocated to an individual's Savings Account as of the Valuation Date shall be determined based on the average of the Closing Price on each of the preceding trading days in such calendar month.

               "Vesting Year" means (subject to the modifications in Sections 13.3(a) and 15.2(b)) each full 12-month period that elapses from an Employee's Employment Commencement Date to the date he ceases to have Employment Status.

                When used in this Plan, the singular form of any word shall include the plural and the masculine gender shall include the feminine wherever necessary for the proper interpretation of this Plan.

               Any reference in this Plan to an "Article", "Section", "section", "subsection", "paragraph" or "subparagraph" shall be construed as a reference to a provision of this Plan unless indicated otherwise.


                                  A R T I C L E  3.

                          Employees Eligible to Participate


               Section 3 a.        Every  Employee  of  the  Company  shall
                              become a Participant on the first Entry Date on which he shall have been employed by the Company as an Employee for at least six months. Before October 1, 1994, an Employee shall become a Participant in accordance with the eligibility provisions then in effect under the Plan applicable to his classification of employees.

                    i.        For  purposes of this Section 3.1, the period
                         of Employment Status from an individual's Employment Commencement Date to the Entry Date shall be used to determine his months of employment as an Employee.

                    ii.       The  Plan  Administrator  shall notify  every
                         Employee of his eligibility to participate. Each such eligible Employee shall be given the opportunity to file an election form under the procedures and within the time limits established by the Plan Administrator on which he authorizes the Company to make Elective Deferral Contributions and/or Employee Contributions on his behalf as provided in Section 4.2 commencing with the Entry Date on which he becomes a Participant or any Entry Date thereafter.

               Section 3 b.        A  Participant  who  incurs a  Break  in
                              Service shall again become a Participant on the date on which he subsequently becomes an Employee.

                    i.        If  an Employee had not satisfied the service
                         requirement of Section 3.1 before incurring a Break in Service which began before 1985 or before incurring five consecutive one-year Breaks in Service the first of which began after 1984, his subsequent eligibility hereunder shall be determined in accordance with the provisions of
                         Section 3.1, but without regard to any period of Employment Status before the Break in Service.

               Section 3 c.        For purposes of this Article, a Leave of
                              Absence under Article 15 shall be treated as a period of Employment Status.

               Section 3 d.        Employment  by  a foreign  subsidiary of
                              The Stanley Works shall be treated as employment by the Company, provided that the Company has entered into an agreement to provide Social Security coverage for the United States citizens employed by such subsidiary. If such agreement is terminated, the individuals covered by the agreement shall no longer be deemed to be Employees of the Company.

               Section 3 e.        For purposes of  satisfying the  service
                              requirement in Section 3.1, an Employee shall receive credit for:

                    i.        any employment with The Stanley Works and any
                         other member of the Affiliated Group during the period it is a member of the Affiliated Group;

                    ii.       except   as  otherwise  provided  in  a  Plan
                         Specification Schedule, the period of employment with a predecessor employer preceding the Company's acquisition of the business conducted by such employer, whether through the purchase by the Company of all of the outstanding stock of such employer or of all or substantially all of the assets used by such employer in a trade or business; and

                    iii.      any period during which he performed services
                         as a Leased Employee or during which he would have been a Leased Employee but for his failure to satisfy the requirements of Section 27.3(a)(ii).

                                  A R T I C L E  4.

              Elective Deferral Contributions and Employee Contributions


               Section 4 a.        The Elective  Deferral Contributions and
                              Employee Contributions provided for in this Article shall be subject to the provisions of Articles 6 and 25.

               Section 4 b.        Subject to subsection (c), each Employee
                              who is eligible to become a Participant under the terms of Section 3.1 may elect to have Elective Deferral Contributions deducted from his Compensation in such amount as he may determine, specified in increments of 1%.

                    i.        Subject to subsection (c), each  Employee who
                         is eligible to become a Participant under the terms of Section 3.1 and who is not a Highly Compensated Employee may elect to have Employee Contributions deducted from his Compensation in such amount as he may determine, specified in increments of 1%.

                    ii.       The   total   of  a   Participant's  Elective
                         Deferral Contributions and Employee Contributions for a Plan Year shall not exceed 12% of his Compensation; provided, however, that prior to the beginning of a Plan Year the Plan Administrator may, in order to ensure that the requirements of
                         Section 6.3 will be satisfied for such Plan Year, limit the Elective Deferral Contributions of the group of Participants who are Highly Compensated Employees to a lesser percentage of Compensation and shall communicate such percentage to such group of Participants.

                    iii.      All   Elective  Deferral   Contributions  and
                         Employee Contributions described  in this  Section
                         4.2 shall be made by means of payroll deductions and shall be paid monthly to the Trustee, unless the Plan Administrator authorizes more frequent deductions for a Participant in order to conform with his customary pay period. All Elective Deferral Contributions and Employee Contributions shall be credited promptly to the Participant's Savings Account.

               Section 4 c.        A  Participant  may  at any  time,  upon
                              written direction to the Plan Administrator, suspend all of the Elective Deferral

                              Contributions and Employee Contributions being credited to his Savings Account. A Participant electing to suspend contributions shall have the right to resume contributions as of the first day of any calendar quarter. A Participant may, by written direction to the Plan Administrator, change the percentage of his Elective Deferral Contributions and/or Employee Contributions, in increments of 1%, as of the beginning of any calendar quarter.

               Section 4 d.        The aggregate amount of  a Participant's
                              Elective Deferral Contributions for a calendar year after 1986 and any other elective deferrals within the meaning of Code
                              Section 402(g)(3) made on his behalf for such year shall not exceed $7,000, as adjusted under Section 402(g)(5) of the Code. For purposes of this section, the term "excess elective deferrals" means elective deferrals in excess of the limitation set forth in the preceding sentence.

                    i.        If the limitation set forth in subsection (a)
                         is exceeded for any calendar year by reason of a Participant's Elective Deferral Contributions hereunder and elective deferrals made under any other plan maintained by a member of the Affiliated Group, the Company shall notify the Plan Administrator of the amount of such Participant's excess elective deferrals attributable to this Plan. Such amount shall be distributed to the Participant on or before April 15th of the calendar year following the calendar year in which such elective deferrals were made. The amount so distributed shall include earnings or losses on the excess elective deferrals attributable to this Plan, computed under subsection (g).

                    ii.       If   a    Participant's   Elective   Deferral
                         Contributions and elective deferrals made under a plan maintained by an employer other than a member of the Affiliated Group exceed the amount described in subsection (a), the Participant may notify the Plan Administrator of the amount of the excess elective deferrals made under this Plan and each other plan maintained by a member of the Affiliated Group. Any notification under this subsection must be made no later than March 1st of the calendar year following the calendar year in which such excess elective deferrals were made.

                         Upon receipt of such notification, the Plan Administrator shall direct the Trustee to distribute to such Participant the portion of such excess elective deferrals attributable to this Plan no later than the April 15th next following receipt of such notification. The amount so distributed shall include earnings or losses on the excess elective deferrals attributable to this Plan, computed under subsection (g).

                    iii.      For purposes of  calculating a  Participant's
                         excess elective deferrals, Elective Deferral Contributions previously distributed under Article 6 with respect to the Participant for the calendar year in which such contributions were made shall not be taken into account. In no event shall the amount of excess elective deferrals distributed under this section with respect to a calendar year exceed the amount of Elective Deferral Contributions made to the Plan in such year.

                    iv.       Excess elective deferrals may  be distributed
                         during   the   calendar   year   in   which   such
                         contributions were made or during the following calendar year, but in no event later than April 15th of such following calendar year. If a distribution is to be made in the calendar year in which the excess elective deferrals were made:

                         (1)       the  Participant  and   the  Plan   must
                              designate the distribution as a distribution of excess elective deferrals, and

                              (2)       the distribution must be made after
                                   the date on which the Plan received the excess elective deferrals.

                    v.        The  earnings  or  losses to  be  distributed
                         under subsection (b) or (c) shall be determined by the Plan Administrator in accordance with Section
                         9.2 for the calendar year in which the excess elective deferrals were made and for the period between the end of such calendar year and the date on which such contributions are distributed.


                                  A R T I C L E  5.

                    Matching Allocations and Company Contributions

               Section 5 a.        Matching    Allocations    and   Company
                              Contributions provided for in Sections 5.2 and 5.3 shall be subject to the provisions of Articles 6 and 25. The Company Contributions provided for in Section 5.4 and 5.6 shall be subject to the provisions of Article 25.

               Section 5 b.        There shall be monthly  Matching Alloca-
                              tions on behalf of a Participant equal to 50% of the Participant's Elective Deferral Contributions for the month credited to his Savings Account not to exceed a Matching Allocation on such Elective Deferral Contributions of 3-1/2% of the Participant's monthly Compensation. Such allocations shall be credited to the Participant's Savings Account.

                    i.        Matching Allocations shall  be made from  the
                         following sources, in the order listed, until the matching obligation is satisfied:

                         (1)       Terminated    Participants'    nonvested
                              account  balances   forfeited  under  Section
                              13.4;

                              (2)       the  amount by  which the  value of
                                   the Stanley Stock allocated from the Suspense Account to the Participant's Savings Account for the month exceeds the value of the Stanley Stock required to be allocated to his Savings Account under Section 18.5(a);

                              (3)       dividends  received by  the Trustee
                                   with respect to Stanley Stock held in the Suspense Account to the extent not applied to pay principal and interest under an Exempt Loan; and

                              (4)       Company Contributions if necessary.

               Section 5 c.        The Company shall  make the  allocations
                              or  contributions, if  any,  provided for  in
                              Section 18.5 for each Plan Year. Contributions made under Section 18.5(b) shall be used to purchase Stanley Stock which shall be credited to a Participant's Savings Account in the proportion that the sum of the Elective Deferral Contributions, Employee Contributions and Matching Allocations for such Participant bears to the sum of such contributions and allocations for all Participants.

               Section 5 d.        The   Company   shall   also  make   any
                              contribution required by Section 18.6. Stock released from the Suspense Account with respect to Company Contributions made under
                              Section 18.6 shall be applied first to restore Participants' nonvested account balances as provided in Section 5.5. Any remaining stock shall be allocated to
                              Participants'         Savings        Accounts
                              proportionately in accordance with the ratios which the Compensation of each Participant for the Plan Year bears to the aggregate Compensation of all Participants for the Plan Year.

               Section 5 e.        If  a  Participant described  in Section
                              13.4(b) returns to Employment Status and is entitled to have his nonvested Savings Account balance reinstated, the Company shall contribute on behalf of the Participant the amount necessary to restore such nonvested account balance. Such amount shall be contributed as soon as possible following the date the Participant returns to Employment Status.

               Section 5 f.        Subject  to the  applicable requirements
                              of the Code and to the provisions of any Plan Specification Schedule, the Company shall make for any Plan Year such contribution, if any, as the Company may direct by resolution of the Finance and Pension Committee of its Board of Directors adopted on or before the last day of such Plan Year. Any such contribution shall be in the amount determined by the Finance and Pension Committee and, subject to Section 27.2(b), shall be allocated in accordance with the provisions of the Plan Specification Schedule covering the Participants eligible to receive such allocation.

               Section 5 g.        Contributions under this  Article 5  may
                              be made in cash or Stanley Stock.

                                  A R T I C L E  6.

                     Contribution and Allocation Percentage Tests


               Section 6 a.        For  purposes  of   this  Article,   the
                              following terms shall have the meanings set forth below:

                    i.        "Actual contribution ratio" means a fraction,
                         the numerator of which is a Participant's Employee Contributions under Section 4.2(b) and Matching Allocations made on his behalf under Section 5.2, and the denominator of which is the Participant's compensation for the Plan Year. To the extent taken into account to satisfy the tests set forth in Section 6.2, elective contributions meeting the requirements of Section 6.5(b) shall be included in the numerator of such fraction. Matching Allocations that are forfeited under Section 4.1(b) or 6.7(a) shall not be included in the numerator of such fraction. An actual contribution ratio shall be determined separately for each Participant for each Plan Year. Such ratio shall be expressed as a percentage and shall be calculated to the nearest one-hundredth of a percent.

                              (1)       In addition to amounts described in
                                   paragraph  (i), the  actual contribution
                                   ratio of a  Highly Compensated  Employee
                                   shall include employee contributions and
                                   employer matching  contributions made by
                                   or  on behalf  of such  individual under
                                   all  qualified  retirement plans  of the
                                   Affiliated  Group  (to  the extent  such
                                   contributions have not been corrected in
                                   accordance with Section 1.401(m)-1(e) of
                                   the  Regulations).  If this Plan and one
                                   or  more  other   qualified  plans   are
                                   treated as a single plan for purposes of
                                   satisfying Section 410(b)  of the  Code,
                                   amounts described in paragraph (i) shall
                                   be     aggregated      with     employee
                                   contributions   and  employer   matching
                                   contributions under all such other plans
                                   to  determine   an  actual  contribution
                                   ratio for each participant in this Plan and each such other plan, and such actual contribution ratios shall be used to determine the actual contribution percentages for this Plan.

                              (2)       For  purposes  of  calculating  the
                                   actual  contribution  ratio  of a  Super
                                   Highly    Compensated   Employee,    the
                                   contributions  and compensation  of such
                                   Super Highly Compensated Employee shall be aggregated with the contributions and compensation of all family members of the Super Highly Compensated Employee. In applying the tests set forth in
                                   Section 6.2, the group consisting of the Super Highly Compensated Employee and all such family members shall be treated as one Highly Compensated Employee, and the compensation of, and contributions made by or on behalf of, a family member shall be disregarded.

                    ii.       "Actual  contribution  percentage" means  the
                         average of all actual contribution ratios determined separately for all Participants in the group of Highly Compensated Employees and in the group consisting of all other Participants, including in the case of each such group participants in other plans who are required to be taken into account by reason of the last sentence of subsection (a)(ii). For purposes of calculating actual contribution percentages under this subsection, the term "Participant" or "participant" shall include an individual who is an eligible employee under any plan taken into account in such calculation.

                    iii.      "Actual deferral ratio" means a fraction, the
                         numerator of which is a Participant's Elective Deferral Contributions and the denominator of which is the Participant's compensation for the Plan Year. To the extent they are treated as employer matching contributions and taken into account to satisfy the tests set forth in Section 6.2, Elective Deferral Contributions shall not be included in the numerator of such fraction. An actual deferral ratio shall be determined separately for each Participant for each Plan Year. Such ratio shall be expressed as a percentage and shall be calculated to the nearest one-hundredth of a percent.

                              (1)       In addition to amounts described in
                                   paragraph (i), the actual deferral ratio
                                   of a Highly  Compensated Employee  shall
                                   include  elective contributions  made on
                                   behalf  of  such  individual  under  all
                                   qualified retirement plans maintained by
                                   a member of the Affiliated Group (to the
                                   extent such contributions have  not been
                                   corrected  in  accordance  with  Section
                                   1.401(k)-1(f) of the  Regulations).   If
                                   this   Plan  and   one  or   more  other
                                   qualified  plans are treated as a single
                                   plan for purposes of  satisfying Section
                                   410(b)  of  the Code,  Elective Deferral
                                   Contributions and elective contributions
                                   under  all  such  other plans  shall  be
                                   aggregated   to   determine  an   actual
                                   deferral ratio for each participant in this Plan and each such other plan, and such actual deferral ratios shall be used to determine the actual deferral percentages for this Plan.

                              (2)       In the case of a Highly Compensated
                                   Employee,        Elective       Deferral
                                   Contributions    in   excess    of   the
                                   limitation set forth  in Section  4.3(a)
                                   shall  be included  in the  numerator of
                                   the fraction described in paragraph (i),
                                   whether or not distributed under Section
                                   4.3.  In the case of a Participant other
                                   than  a   Highly  Compensated  Employee,
                                   contributions   in    excess   of   such
                                   limitation shall not be included in such numerator to the extent made under a plan or plans maintained by a member of the Affiliated Group.

                              (3)       For  purposes  of  calculating  the
                                   actual deferral ratio  of a Super Highly
                                   Compensated Employee,  the contributions
                                   and  compensation  of such  Super Highly
                                   Compensated Employee shall be aggregated
                                   with the  contributions and compensation
                                   of  all  family  members  of  the  Super
                                   Highly   Compensated   Employee.      In
                                   applying the tests set forth  in Section
                                   6.3, the group  consisting of the  Super
                                   Highly Compensated Employee and all such family members shall be treated as one Highly Compensated Employee, and the compensation of, and contributions made by or on behalf of, a family member shall be disregarded.

                    iv.       "Actual   deferral   percentage"  means   the
                         average of all actual deferral ratios determined separately for all Participants in the group of Highly Compensated Employees and in the group consisting of all other Participants, including in the case of each such group participants in other plans who are required to be taken into account by reason of the last sentence of subsection (c)(ii). For purposes of calculating actual deferral percentages under this subsection, the term "Participant" or "participant" shall include an individual who is an eligible employee under any plan taken into account in such calculation.

                    v.        "Compensation"   means,   for   purposes   of
                         determining a Participant's actual contribution ratio or actual deferral ratio, the Participant's Compensation within the meaning of the definition set forth in Article II. In the case of an eligible Employee who is not a Participant, such definition shall be applied by substituting "an eligible Employee" for "a Participant" wherever the latter appears.

                    vi.       "Elective   contributions"   means   Elective
                         Deferral Contributions made under Article IV (other than Elective Deferral Contributions distributed under Section 25.5(a)) and any other contributions made by a member of the Affiliated Group as a result of a Participant's election pursuant to an arrangement under which the Participant may elect to have the employer contribute an amount to a qualified retirement plan or to receive an amount in cash or in the form of some other taxable benefit.

                    vii.      "Eligible employee" means  an employee who is
                         eligible to make employee contributions or to receive an allocation of employer matching contributions or to have elective contributions made on his or her behalf under any qualified retirement plan maintained by a member of the Affiliated Group, including an employee who is suspended from participation in, or ineligible by reason of Code Section 415 to receive additional annual additions under, any such plan.

                    viii.          "Employee contributions" means  Employee
                              Contributions  made  by  a Participant  under
                              Section 4.2(a) and any contributions under a qualified retirement plan maintained by a member of the Affiliated Group that are designated or treated at the time of deferral or contribution as after-tax employee contributions and are accounted for separately.

                    ix.       "Employer   matching   contributions"   means
                         Matching Allocations made on behalf of a Participant under Section 5.2 and any employer contributions made under a qualified retirement plan maintained by a member of the Affiliated Group on account of an employee contribution or elective contribution made under such plan, and any forfeiture allocated on the basis of employee contributions, employer matching contributions or elective contributions, except for employer contributions under any such plan that are treated as elective contributions for purposes of Code
                         Section 401(k)(3).

                    x.        "Excess  contribution"  means  the amount  of
                         contributions made during a Plan Year by or on behalf of a Highly Compensated Employee in excess of the amount of contributions permitted with respect to such individual taking into account any reduction in the actual contribution ratio or the actual deferral ratio required by Section 6.6(b) or 6.4(d).

                    xi.       "Family  member"  means   a  spouse,   lineal
                         ascendant or descendant, or spouse of a lineal ascendant or descendant. Status as a family member shall be determined by reference to the current or preceding Plan Year.

                    xii.      "Relevant  actual   contribution  percentage"
                         means the actual contribution percentage of the group of Participants who are not Highly Compensated Employees.

                    xiii.          "Relevant  actual  deferral  percentage"
                              means the actual deferral percentage of the group of Participants who are not Highly Compensated Employees.

               Section 6 b.        The   actual   contribution  percentages
                              described in Section 6.1(b) must satisfy one of the following tests for each Plan Year:

                    i.        The actual contribution percentage  of Highly
                         Compensated Employees does not exceed the actual contribution percentage of all other Participants multiplied by 1.25, or

                    ii.       The actual contribution percentage  of Highly
                         Compensated Employees does not exceed twice the actual contribution percentage of all other Participants and the actual contribution percentage of Highly Compensated Employees is not more than 2 percentage points higher than the actual contribution percentage of all other Participants.

               Section 6 c.        The    actual    deferral    percentages
                              described in Section 6.1(d) must satisfy one of the following tests for each Plan Year:

                    i.        The  actual  deferral  percentage  of  Highly
                         Compensated Employees does not exceed the actual deferral percentage of all other Participants multiplied by 1.25, or

                    ii.       The  actual  deferral  percentage  of  Highly
                         Compensated Employees does not exceed twice the actual deferral percentage of all other Participants and the actual deferral percentage of Highly Compensated Employees is not more than 2 percentage points higher than the actual deferral percentage of all other Participants.

               Section 6 d.        This   section   applies  if   the  Plan
                              satisfies the tests of Sections 6.2 and 6.3 for a particular Plan Year only by satisfying the tests set forth in Sections 6.2(b) and 6.3(b) respectively.

                    i.        If this  Section 6.4 applies, the  sum of the
                         actual deferral percentage and the actual contribution percentage of the Highly Compensated Employees, determined in accordance with subsection (c), must not exceed the greater of:

                         (1)       the sum of:

                              (a)       125% of the greater of the relevant
                                   actual   deferral   percentage  or   the
                                   relevant actual contribution percentage, and

                              (b)       the  lesser   of  such  percentages
                                   increased by two percentage points, but in no event more than twice the lesser of such percentages; or

                              (2)       the sum of:

                              (a)       125%  of the lesser of the relevant
                                   actual   deferral   percentage  or   the
                                   relevant actual contribution percentage, and

                              (b)       the  greater  of  such  percentages
                                   increased by two percentage points, but in no event more than twice the greater of such percentages.

                    ii.       For  purposes of  subsection (b),  the actual
                         deferral percentage and the actual contribution percentage of the Highly Compensated Employees shall be determined after any corrective distribution has been made under Section 6.7 and after any contributions meeting the requirements of Section 6.5 have been taken into account.

                    iii.      If the requirements of subsection (b) are not
                         satisfied, the Plan Administrator shall, in accordance with Section 6.6(b), reduce the actual contribution percentage of the Highly Compensated Employees who are eligible to receive or make both elective contributions and employee contributions or employer matching contributions until such requirements are satisfied, and shall dispose of the excess contributions resulting from such reduction in accordance with Section 6.7.

               Section 6 e.        For purposes of satisfying the  tests of
                              Section 6.2, elective contributions may be treated as employer matching contributions, subject to the following rules:

                                   (1)       Elective        contributions,
                                        including those treated as employer
                                        matching  contributions  under this
                                        subsection, must  satisfy the tests
                                        of Section 6.3.

                              (2)       Elective   contributions   may   be
                                   treated     as     employer     matching
                                   contributions under this subsection for a Plan Year only if they are allocated as of a date within such Plan Year, are paid to the applicable trust no later than 12 months after the end of such Plan Year and relate to compensation that, but for an election to defer, would have been received no later than 2-1/2 months after the end of such Plan Year.

                              (3)       Elective   contributions   made  to
                                   another plan may  be treated as employer
                                   matching   contributions    under   this
                                   subsection only if  such other plan  and
                                   this Plan could  be treated as a  single
                                   plan  for  purposes   of  Code   Section
                                   410(b).

                    i.        The Plan Administrator shall maintain records
                         identifying the contributions used to satisfy the tests of Sections 6.2 and 6.3.

               Section 6 f.        The  Plan Administrator  shall determine
                              the actual deferral percentages and the actual contribution percentages for each Plan Year. In determining such percentages, contributions meeting the requirements of
                              Section 6.5 shall be taken into account as provided therein. The Plan Administrator shall first determine the actual deferral percentages for the Plan Year, and, if required, reduce such percentages under subsection (b) to comply with Section 6.3. The Plan Administrator shall then determine the actual contribution percentages, and, if required, reduce such percentages under subsection (b) to comply with Section 6.2. The Plan Administrator shall then determine whether Section 6.4 applies, and, if so, shall take such action as may be necessary to satisfy its requirements in the manner set forth in such section. Excess contributions created by the reductions required by subsection (b) or allocated to a Participant under subsection (c), together with the earnings or losses thereon computed under subsection (d), shall be disposed of in the manner set forth in Section 6.7.

                    i.        If  the actual contribution percentage or the
                         actual deferral percentage of the Highly Compensated Employees exceeds the limits set forth in Section 6.2 or 6.3 respectively, the Plan Administrator shall reduce such actual contribution percentage or such actual deferral percentage, as the case may be, to the extent necessary to comply with Section 6.2 or 6.3. Such reduction shall be effected by reducing the actual contribution ratio or the actual deferral ratio, as the case may be, of each Highly Compensated Employee, beginning with the highest such ratio and continuing in descending order, until the actual contribution percentage or the actual deferral percentage complies with Section 6.2 or
                         6.3. The amount of such reduction with respect to any Highly Compensated Employee shall be the lesser of the amount required to cause the applicable percentage to satisfy Section 6.2 or 6.3, or the amount required to cause the actual contribution ratio or the actual deferral ratio of such Highly Compensated Employee to equal the actual contribution ratio or the actual deferral ratio of the Highly Compensated Employee with the next highest such ratio. If two or more Highly Compensated Employees have identical ratios, whether before or as a result of the reductions required by this subsection, the ratio of each such Highly Compensated Employee shall be reduced equally.

                    ii.       Any excess contribution  attributable to  the
                         group consisting of a Super Highly Compensated Employee and family members shall be allocated to each individual in such group in proportion to the contributions made to the Plan by or on behalf of such individual.

                    iii.      Earnings or losses  attributable to an excess
                         contribution shall be the amount determined under paragraph (ii) or (iii), as appropriate.

                              (1)       With    respect   to    an   excess
                                   contribution       attributable       to
                                   contributions in excess of the limits of
                                   Section  6.3,   the  Plan  Administrator
                                   shall determine the  earnings or  losses
                                   for   the  Plan   Year  in   which  such
                                   contribution  was  made,  and   for  the
                                   period between the end of such Plan Year
                                   and the date  on which such contribution
                                   is   distributed,  in   accordance  with
                                   Section 9.2.

                              (2)       With    respect   to    an   excess
                                   contribution       attributable       to
                                   contributions in excess of the limits of
                                   Section  6.2,   the  Plan  Administrator
                                   shall determine the  earnings or  losses
                                   for   the  Plan   Year  in   which  such
                                   contribution  was  made,  and   for  the
                                   period between the end of such Plan Year
                                   and the date  on which such contribution
                                   is   distributed,  in   accordance  with
                                   Section 9.2.

               Section 6 g.        An excess  contribution determined under
                              Section 6.6(b) shall be distributed to the Participant by or on whose behalf such contribution was made, or to the Participant to whom such excess contribution has been allocated under Section 6.6(c), after the end of the Plan Year in which such excess contribution was made but no later than the end of the Plan Year following such Plan Year. The amount so distributed shall include earnings or losses on such excess contribution, computed under Section 6.6(d).

                              (1)       The    amount    of    an    excess
                                   contribution  attributable  to  Elective
                                   Deferral Contributions to be distributed
                                   under  this subsection  for a  Plan Year
                                   with respect to any Participant shall be
                                   reduced    by   any    excess   elective
                                   contributions previously distributed to such Participant under Section 6.4 for the calendar year ending with or within such Plan Year.

                              (2)       Excess  contributions  attributable
                                   to  employee  contributions or  employer
                                   matching    contributions    shall    be
                                   distributed in the following order:

                              (a)       from Employee Contributions; and

                              (b)       from   vested   employer   matching
                                   contributions.

                              (3)       If    vested   employer    matching
                                   contributions are distributed under this
                                   subsection   and  there   are  nonvested
                                   employer  matching   contributions  that
                                   were  made for the same Plan Year, there
                                   shall  be  forfeited a  portion  of such
                                   nonvested        employer       matching
                                   contributions.  The  amount of  employer
                                   matching  contributions to  be forfeited
                                   and the  amount to be  distributed shall
                                   be   in  the  same   proportion  as  the
                                   Participant's   vested   and   nonvested
                                   interests   in  all   employer  matching
                                   contributions.  There shall be forfeited
                                   with  employer  matching   contributions
                                   forfeited  under   this  subsection  the
                                   earnings or losses allocable thereto, computed under Section 6.6(d).

                    i.        In  the case  of a  Participant whose  actual
                         contribution ratio or actual deferral ratio has been determined by taking into account contributions made to another qualified retirement plan, the amount to be distributed under subsection (a) by this Plan for any Plan Year shall be coordinated with such other plans, but shall not exceed the amount of contributions made by or on behalf of such Participant to this Plan for such Plan Year.

                    ii.       If the Trustee fails to  distribute an excess
                         contribution within 2-1/2 months after the end of the Plan Year in which such excess contribution was made, the Company may be subject to a 10% excise tax with respect to such excess contribution.


                                  A R T I C L E  7.

                               Rollovers and Transfers


               Section 7 a.        Under such rules  and procedures as  the
                              Plan Administrator may establish, and subject to subsection (b), any Employee may contribute the following amounts to this
                              Plan:

                         (1)       All  or  a  portion   of  the  money  or
                              property distributed before 1993 from another qualified plan in a lump sum distribution (within the meaning of Code Section 402(e)(4)(A) as then in effect, determined without reference to subparagraphs (B) and
                              (H) of Section 402(e)(4)), which has become payable to a participant in such plan (A) after attaining age 59-1/2; (B) as a result of his severance from service as a common-law employee of the employer maintaining such plan; or (C) after becoming disabled, provided the individual was self-employed with respect to such employer;

                              (2)       All  or a  portion of the  money or
                                   property  distributed  before 1993  from
                                   another qualified plan on account of the
                                   termination of such plan, or in the case
                                   of a profit sharing or stock bonus plan,
                                   a     complete     discontinuance     of
                                   contributions under such plan;

                              (3)       All or  a portion  of the  money or
                                   property  distributed  after 1992  in an
                                   eligible   rollover   distribution,   as
                                   defined in Section 7.5(d);

                              (4)       All or  a portion  of the money  or
                                   property    received    as    a    total
                                   distribution    from    an    individual
                                   retirement  account   or  an  individual
                                   retirement annuity which contains only amounts described in paragraph (i) or
                                   (ii); and

                         (5)       All  or  a  portion  of  the   money  or
                              property received as a distribution from an individual retirement account or annuity which contains only amounts described in paragraph (iii).

                    i.        For purposes  of subsection (a)(i)  and (ii),
                         money or property contributed to this Plan must be derived from a plan distribution which constitutes payment within one taxable year of the recipient's entire balance under the plan. Contributions made under subsection (a) may not include amounts contributed on an after-tax basis by the employee to the plan from which the distribution was received, or amounts received from a qualified retirement plan in a distribution attributable to the death of the employee's spouse. The amount of any contribution under subsection (a) which includes proceeds from the sale of property received in a plan distribution may not be greater than the fair market value of the property at the time of sale. Contributions made under subsection
                         (a) must be received by the Trustee on or before the 60th day after the day on which the individual received the distribution.

               Section 7 b.        Under such rules  and procedures as  the
                              Plan Administrator may establish, any individual employed by the Company may make a direct rollover, as defined in Section 7.5(a)(ii), to this Plan of an eligible rollover distribution, as defined in Section 7.5(d), made after 1992.

               Section 7 c.        Before     accepting    any     rollover
                              contribution or direct rollover, the Plan Administrator shall determine to its satisfaction that such contribution or rollover does not contain amounts from sources other than those permitted by Section
                              7.1 or 7.2.

               Section 7 d.        In  the  case   of  a  distribution   or
                              withdrawal made under this Plan after 1992, notwithstanding any other provision of the Plan, a distributee may elect, in accordance with procedures established by the Plan Administrator, that all or a portion of an eligible rollover distribution to be made to the distributee shall instead be distributed in a direct rollover. If a portion but not all of an eligible rollover distribution is to be distributed in a direct rollover, such portion may not be less than $500. In the case of an eligible rollover distribution not exceeding $500, any direct rollover must consist of the entire amount of the eligible rollover distribution.

               Section 7 e.        For  purposes  of   this  Article,   the
                              following terms have the meanings set forth below:

                    i.        "Direct rollover" means (i) in the case of an
                         eligible rollover distribution under the Plan, a payment to a single eligible retirement plan specified by a distributee, and (ii) in the case of an eligible rollover distribution under another qualified plan, a payment made by such plan to the Trustee.

                    ii.       "Distributee"  means  an  employee or  former
                         employee; the surviving spouse of an employee or former employee; and the spouse or former spouse of an employee or former employee who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code.

                    iii.      "Eligible    retirement   plan"    means   an
                         individual retirement account or annuity described in Section 408 of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code that will accept a distributee's eligible rollover distribution. Notwithstanding the foregoing, in the case of an eligible rollover distribution made to the surviving spouse of a Participant, an eligible retirement plan means only an individual retirement account or annuity.

                    iv.       "Eligible  rollover  distribution" means  the
                         distribution under the Plan, or, in the case of a payment described in Section 7.5(a)(ii), under another qualified plan, of all or a portion of the balance to the credit of a distributee, other than: one or more distributions to be made during a taxable year of the distributee which in the aggregate are reasonably expected to be less than $200; a distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the distributee or the joint lives or joint life expectancy of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; annuity payments and payments under an annuity contract made in or after the year in which an employee attains (or would, if living, have attained) age 70-1/2; the portion of any distribution that is required to be made under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (other than by reason of the exclusion for net unrealized appreciation of employer securities).

               Section 7 f.        Amounts contributed under Section 7.1 or
                              7.2 shall be invested in Stanley Stock and credited to the individual's Savings Account. A Participant shall at all times be 100% vested in the value of his Savings Account attributable to his rollover contributions.

               Section 7 g.        If   the  Plan   Specification  Schedule
                              covering an Employee so provides, the Plan Administrator may credit to a Savings Account for the Employee any cash and/or Stanley
                              Stock received by the Trustee in a direct transfer from another qualified stock bonus or profit sharing plan. Amounts described in this section shall be nonforfeitable at all times.

               Section 7 h.        The  Plan Administrator  shall establish
                              uniform procedures permitting the direct transfer (other than a direct rollover, as defined in Section 7.5(a)) by the Trustee of a Participant's Savings Account to another plan qualified under Section 401(a) or 403(a) of the Code. No transfer shall be made under this Section unless the requirements of Sections 411(d)(6) and 414(l) of the Code are satisfied.

                                  A R T I C L E  8.

                       Investment of Accounts and Voting Rights


               Section 8 a.        Each Participant's Savings Account shall
                              be invested in Stanley Stock.

               Section 8 b.        Each  Participant  and Beneficiary  of a
                              deceased Participant shall have the right to direct the Trustee in writing as to the manner in which the shares of Stanley Stock held by the Trustee which has been allocated to the Participant's Savings Account is to be voted at each meeting of the shareholders of the Company and the Trustee shall vote such shares in accordance with such directions. The Company shall notify each Participant and Beneficiary of a deceased Participant of his rights under this section and distribute to him such information as the Company distributes to its shareholders pertaining to the exercise of such voting rights within a reasonable time before the time of exercise of such rights. If the Trustee does not receive instructions with respect to voting such Stanley Stock, the Trustee shall vote such stock in the same proportion as the Stanley Stock with respect to which it has received instructions, provided, however, that, effective June 7, 1991, to the extent the Trustee does not receive instructions with respect to voting such allocated Stanley Stock, the Trustee shall not vote such Stanley Stock. Shares of Stanley Stock held by the Trustee which have not been allocated to the Savings Account of any Participant shall be voted by the Trustee in the same proportion as the allocated shares of Stanley Stock as to which the Trustee receives instructions are voted.

                    i.        Each   Participant   and  Beneficiary   of  a
                         deceased Participant shall have the right to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to the number of shares of Stanley Stock allocated to the Participant's Savings Account and the Trustee shall respond in accordance with such direction. The Company shall promptly distribute to each Participant and
                         Beneficiary of a deceased Participant such information as is distributed to shareholders of the Company in connection with such tender or exchange offer. Any allocated shares with respect to which the Trustee has not received timely instructions shall not be tendered or exchanged. Shares of Stanley Stock held by the Trustee which have not been allocated to the Savings Account of any Participant shall be tendered or exchanged by the Trustee in the same proportion as the allocated shares of Stanley Stock as to which the Trustee receives instructions are tendered or exchanged.

                    ii.       The instructions  received by the  Trustee in
                         accordance with  subsections (a)  and (b)  of this
                         Section 8.2 shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of the Company.


                                  A R T I C L E  9.

                        Allocation of Net Earnings and Losses


               Section 9 a.        Within  a reasonable time  after the end
                              of each month, the Trustee shall notify the Plan Administrator of the amount of net earnings or losses of the Trust Fund for the month. The Plan Administrator shall provide separate statements of the net earnings or losses of each investment fund and of any Savings Account which has been invested in the form of a loan to a Participant as provided in Section 11.1. "Net earnings or losses" means gross earnings less all expenses (unless paid by the Company under
                              Section 17.9) and taxes, and shall include any increases or decreases in the market value of the investments during the month. Payments of principal and interest on a loan made to a Participant under Article 11 shall be invested in Stanley Stock and credited to the Participant's Savings Account. The net earnings or losses of each of the investment funds shall be credited or debited to the Savings Account of each Participant in the proportion that the portion of such Participant's Savings Account invested in such fund bears to the total amount invested in such fund for all Participants. For purposes of this section, the term "Participants" shall include Retired Participants, Disabled Participants and Terminated Participants.

               Section 9 b.        The  value of  the Trust  Fund  shall be
                              equal to the market value of the Stanley Stock in the Trust, plus cash, liquid investments, interest, dividends and other sums received and accrued but not yet invested. The market value of the Stanley Stock shall be the Closing Price thereof for the day of determination, or if no sales of Stanley common stock were made on that day, the Closing Price on the next preceding day when sales shall have occurred or, in the discretion of the Trustee, the mean between bid and asked prices on the date of such determination. Liquid investments and other assets in the Trust which in the opinion of the Trustee cannot be fairly valued by the above methods will be valued by such means as the Trustee deems appropriate taking into consideration all factors usually considered in valuing such investments.

               Section 9 c.        The     Plan     Administrator     shall
                              periodically, but not less frequently than once each Plan Year, notify each Participant of the amount of net earnings or losses credited to or charged against his Savings Account, the amount of annual contributions allocated to such Account and the total value of such Account (including any contributions which have not yet been contributed to the Trust Fund as of the Valuation Date).


                                  A R T I C L E  10.

                               Participant Withdrawals


               Section 10     a.        Subject  to  subsection  (b),  upon
                                   submission of proof to  the satisfaction
                                   of   the   Plan   Administrator  of   an
                                   immediate  and  heavy financial  need, a
                                   Participant  may  withdraw   all  or   a
                                   portion of the vested balance in his Savings Account (other than the amount attributable to his Net Contributory Pension Benefit) provided the withdrawal is necessary to relieve any of the following expenses:

                         (1)       expenses for medical  care described  in
                              Section 213(d) of the Code incurred by the Participant, the Participant's spouse or an individual claimed as a dependent by the Participant for federal income tax purposes, including a withdrawal that is necessary to enable any such individual to obtain such medical care;

                              (2)       payment  of   tuition  and  related
                                   educational  fees  for  up to  the  next
                                   twelve    months    of    post-secondary
                                   education for the Participant or other individual described in paragraph (i);

                              (3)       costs,    other    than    mortgage
                                   payments,   directly   related  to   the
                                   purchase of a principal residence for the Participant; or

                              (4)       payments  necessary to  prevent the
                                   eviction  of  the  Participant from  his
                                   principal  residence  or foreclosure  on
                                   the   mortgage   of  the   Participant's
                                   principal residence.

                    i.        The amount  of a hardship  withdrawal may not
                         exceed the sum of the amount required to meet the applicable expense described in subsection (a) and any amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. A hardship withdrawal may be made to the extent the financial need cannot be relieved from other resources that are reasonably available to the Participant. In determining the amount necessary to meet the Participant's financial need, unless it has actual knowledge to the contrary, the Plan Administrator may rely on the Participant's written representation that the need cannot reasonably be relieved:

                         (1)       through reimbursement or compensation by
                              insurance or otherwise;

                              (2)       by  reasonable  liquidation of  the
                                   Participant's  assets (including  assets
                                   of  his spouse  and minor  children that
                                   are   reasonably    available   to   the
                                   Participant);

                              (3)       by   cessation   of  his   Elective
                                   Deferral   Contributions   or   Employee
                                   Contributions; or

                              (4)       by other withdrawals, distributions
                                   or nontaxable loans permitted from this Plan or any other qualified retirement plan, or by borrowing from commercial sources on reasonable commercial terms.

          For purposes of this subsection, a need cannot reasonably be relieved by one of the actions listed above if the effect would be to increase the amount of the need.

                    ii.       Subject   to   Section   12.6(c),    if   the
                         Participant is married, the written consent of the Participant's spouse to the withdrawal must be obtained within the 90-day period ending on the date of the withdrawal, must acknowledge the effect of the withdrawal and must be witnessed by a Plan representative or a notary public. Except for withdrawals for tuition under subsection
                         (a)(ii), a Participant shall not be permitted to submit more than one hardship withdrawal application in any Plan Year.

                    iii.      Withdrawals shall  be  made from  the  vested
                         balance in the Participant's Savings Account in the following order:

                                   (1)       From  the  amount attributable
                                        to    the     after-tax    employee
                                        contribution account transferred on
                                        his  behalf to  this Plan  from the
                                        Retirement  Plan  as of  January 1,
                                        1984;

                              (2)       From an amount  equal to the lesser
                                   of his Elective Deferral Contributions or their current value;

                              (3)       From  the  amount  attributable  to
                                   amounts  contributed  or rolled  over to
                                   this Plan in accordance with Section 7.1
                                   or  7.2  or  amounts   transferred  from
                                   another qualified plan on his behalf under Section 7.7 (other than after-tax employee contributions);

                              (4)       From the amount attributable to the
                                   funds transferred from another qualified plan other than amounts described in (i) or (iii);

                         (5)       From the amount attributable to Matching
                              Allocations and Company Contributions; and

                              (6)       From the amount attributable to his
                                   Employee Contributions.

          A Participant shall not be entitled to withdraw any portion of his Savings Account attributable to his Net Contributory Pension Benefit.

                    iv.       Any Officer who withdraws any portion of  his
                         Savings Account under this section shall not participate in contributions to his Savings Account for a period of one year from the date of such withdrawal.

               Section 10     b.        In  addition   to  the  withdrawals
                                   permitted   under   Section  10.1,   any
                                   Participant   may  withdraw   the  total
                                   amount    in    his   Savings    Account
                                   attributable to the  funds described  in
                                   Section 10.1(d)(i).  If  the Participant
                                   is  married,  such  a  withdrawal  shall
                                   require  the  written  consent   of  the
                                   Participant's  spouse  in  the form  and
                                   manner    established   by    the   Plan
                                   Administrator.

               Section 10     c.        For   purposes    of   a   hardship
                                   withdrawal   under  Section   10.1,  the
                                   Participant's  Savings Account  shall be
                                   valued   as   of   the  Valuation   Date
                                   preceding  the date  on  which the  Plan
                                   Administrator receives the Participant's
                                   withdrawal request.   For purposes of  a
                                   withdrawal   under  Section   10.2,  the
                                   Participant's  Savings Account  shall be
                                   valued   as   of   the  Valuation   Date
                                   coinciding  with  or next  following the
                                   date the Plan Administrator receives the
                                   withdrawal    request.       The    Plan
                                   Administrator shall  promptly notify the
                                   Trustee of the total dollar amount to be
                                   withdrawn and the respective  funds from
                                   which it  shall be withdrawn.   The Plan
                                   Administrator shall disburse such amount directly to the Participant in cash as soon as practicable.


                                  A R T I C L E  11.

                                Loans to Participants


               Section 11     a.        Subject  to  subsection (b)  and to
                                   such rules as the Plan Administrator may
                                   establish, upon the written request of a
                                   Participant,   the   Plan  Administrator
                                   shall direct the Trustee to make a loan to the Participant from his Savings
                                   Account in an amount not greater than the lesser of:

                         (1)       $50,000,   reduced    by   the   highest
                              outstanding balance of loans to the Participant from the Plan and any other plan of the Affiliated Group during the one-year period ending on the day before the date on which the loan is made; or

                              (2)       50%  of  the  value of  his  vested
                                   interest in his Savings Account (other than the amount attributable to his Net Contributory Pension Benefit and the portion of such account held for such Participant's alternate payee under a qualified domestic relations order).

          The value of a Participant's vested interest in his Savings Account shall be determined as of the Valuation Date preceding the date on which the completed loan application is received by the Plan Administrator. The Plan Administrator may, in its discretion, postpone the timing of a loan or modify the amount of a loan in order to insure that a Participant's loan will not be considered a taxable distribution as provided under Section 72(p) of the Code.

                    i.        A  Participant's  request  for  a  loan  must
                         specify, in even multiples of $100, the dollar amount requested, which may not be less than $1,000 or such other amount as may be established by the Plan Administrator. All loans shall be made in cash and shall be taken from the Participant's account in the following order:

                         (1)       From an  amount equal  to the  lesser of
                              his Elective Deferral Contributions or their current value;

                              (2)       From  the  amount  attributable  to
                                   amounts  contributed  or rolled  over to
                                   this Plan in accordance with Section 7.1
                                   or  7.2  or  amounts   transferred  from
                                   another qualified plan on his behalf under Section 7.7 (other than after-tax employee contributions);

                              (3)       From the amount attributable to the
                                   funds transferred from another qualified plan other than amounts described in
                                   (ii) or (vi);

                              (4)       From  the  amount  attributable  to
                                   Matching    Allocations    and   Company
                                   Contributions;

                         (5)       From  the  amount  attributable  to  his
                              Employee Contributions; and

                              (6)       From the amount attributable to the
                                   after-tax employee  contribution account
                                   transferred  on his behalf  to this Plan
                                   from   the   Retirement   Plan   as   of
                                   January 1, 1984.

          A Participant shall not be entitled to take a loan of any portion of his Savings Account attributable to his Net Contributory Pension Benefit.

               Section 11     b.        Each   loan    shall   conform   to
                                   appropriate  disclosure  laws.   If  the
                                   Participant is married  on the date  the
                                   loan is made,  the Participant's  spouse
                                   must  consent in writing to the loan, in
                                   the form and  manner established by  the
                                   Plan  Administrator,  within the  90-day
                                   period before the date on which the loan
                                   is made.  The proceeds of the loan shall
                                   be disbursed directly to the Participant
                                   as   soon   as   practicable   following
                                   approval  by  the Plan  Administrator of
                                   the    Participant's   completed    loan
                                   application.      The   loan  shall   be
                                   considered an investment of the Partici-
                                   pant's  Savings  Account which  has been
                                   directed   by   the   Participant,   and
                                   payments  of  principal and  interest on
                                   the  note  shall  be  allocated  in  the
                                   reverse  order in  which the  funds were
                                   taken  from  the  Participant's  Savings
                                   Account under Section 11.1(b).
                    i.        Each loan shall be evidenced  by a negotiable
                         promissory note ("note") bearing a rate of interest equal to the prime rate as reported in The Wall Street Journal on the first business day of the month preceding the calendar quarter during which the loan is made. The note shall be payable to the order of the Trust Fund and shall be for a term, commencing on the date of the loan and specified in an even multiple of six months, not to exceed five years; provided, however, that if the Participant certifies in writing to the Plan Administrator that the loan proceeds are to be used to acquire a dwelling unit which, within a reasonable time, is to be used as the principal residence of the Participant, the repayment period for such loan shall be ten years. Subject to subsection (c), the note shall provide for payment of principal and interest on the loan in equal periodic installments at least quarterly by means of payroll deductions.

                    ii.       Effective for loans  made after September 23,
                         1994, the note shall provide that upon the cessation of a Participant's payroll deductions as a result of his severance from service with the Company, any payments remaining under the note shall be accelerated and the unpaid principal balance and accrued interest shall be immediately due and payable in a single lump sum. In such event, the individual may deliver to the Plan Administrator within a reasonable time following the date he ceases to be paid by the Company a certified check for the entire unpaid principal and accrued interest. If such individual does not repay the loan within 90 days after the date he ceases to be paid by the Company, the entire unpaid principal balance and accrued interest under the note shall be in default and the provisions of subsection (d) shall apply.

                              (1)       An  individual  who   has  a   loan
                                   outstanding at the time he is granted an
                                   unpaid  Leave of  Absence  may, under  a
                                   written   agreement    with   the   Plan
                                   Administrator,  extend  the term  of the
                                   note,  and  suspend   all  payments   of
                                   principal and interest thereunder, for a
                                   period not  to exceed  the lesser  of 12
                                   months  or the  period  of  such  unpaid
                                   Leave  of  Absence.    Interest  on  the
                                   unpaid principal  balance shall continue
                                   to accrue during such period at the rate
                                   specified   in   the   note;   provided,
                                   however, that if the Leave of Absence is
                                   for  a period  of military  service, the
                                   interest  rate  charged  under the  note
                                   shall  not exceed  6%  per year  for the
                                   period   of   such  military   Leave  of
                                   Absence.

                    iii.      The    note   shall   be   secured   by   the
                         Participant's vested interest in his Savings Account to the extent of the loan and the Plan Administrator shall conspicuously note on the Participant's records that such vested interest serves as security for repayment of the loan. The note shall provide that upon default in any payment of principal or interest on the note the Trustee, in its discretion, may declare all or any part of the unpaid principal balance and accrued interest immediately due and payable. In such event, the Trustee shall have the right to apply up to 50% of the Participant's vested interest in his Savings Account to the payment of such unpaid principal balance, accrued interest and expenses, including attorneys' fees, incurred in enforcing its rights to collect the note and its rights in such vested interest. In addition, regardless of whether the note is in default, the Trustee shall have the right to apply to the payment thereof the amount of any distribution from the Trust Fund to which the Participant or his Beneficiary becomes entitled.

               Section 11     c.        A  Participant  may  have only  one
                                   loan outstanding  at any time.   Subject
                                   to Section 11.2(c)(i), a Participant may
                                   prepay the entire outstanding balance of
                                   a  loan in a lump sum  at any time after
                                   the loan  has  been in  effect  for  six
                                   months.    A Participant  who  prepays a
                                   loan may not apply for a new loan until at least 90 days have elapsed since the date of prepayment of the prior loan.

                                  A R T I C L E  12.

             Distribution of Account upon Death, Disability or Retirement


               Section 12     a.        A  Participant  who  retires on  or
                                   after  his Normal Retirement Date, or on
                                   or  after  the  date  on  which  he  has
                                   attained  age 55 and  completed at least
                                   ten  Vesting Years, shall be entitled to
                                   100%  of   the  value  of   his  Savings
                                   Account.     The  Participant's  Savings
                                   Account   shall  be  valued  as  of  the
                                   Valuation Date coinciding  with or  next
                                   following the later of the date on which
                                   his Application for Benefits is received
                                   by the Plan Administrator or the date of
                                   his  retirement.    Subject  to  Section
                                   12.4,   the   amounts   to   which   the
                                   Participant   is   entitled   shall   be
                                   distributed  in accordance  with Section
                                   12.3 within 90 days following the end of the Plan Year in which he retires, provided that if he retires on or after his Normal Retirement Date distribution shall be made no later than 60 days after the end of the Plan Year in which he retires.

               Section 12     b.        A   Participant   who   becomes   a
                                   Disabled  Participant before  his Normal
                                   Retirement Date shall be entitled to the
                                   vested  portion  of his  Savings Account
                                   determined  in  accordance with  Section
                                   13.2.      The  Disabled   Participant's
                                   Savings  Account shall  be valued  as of
                                   the  Valuation  Date coinciding  with or
                                   next following the later  of the date on
                                   which certification of his disability or
                                   his Application for Benefits is received
                                   by the  Plan Administrator.   The amount
                                   to  which  a  Disabled   Participant  is
                                   entitled   shall   be   distributed   in
                                   accordance   with   the  provisions   of
                                   Section  12.3  within a  reasonable time
                                   following such Valuation Date.

               Section 12     c.        The  amount  payable under  Section
                                   12.1  or  12.2 shall  be  distributed as
                                   follows:

                    i.        If the Participant or Disabled Participant is
                         married and his spouse has not consented to the waiver of payment of the vested Contributory Pension Benefit in the form of a joint and survivor annuity under the terms of the Retirement Plan, the Trustee shall transfer to the Retirement Plan from the Participant's or Disabled Participant's Savings Account cash in the amount necessary to provide such benefit.

                    ii.       If a Participant  or Disabled Participant has
                         elected to receive the full amount of his vested Contributory Pension Benefit from the Retirement Plan, the Trustee shall transfer to the Retirement Plan from the Participant's or Disabled Participant's Savings Account cash in the amount necessary to provide such benefit.

                    iii.      After  any transfer  under subsection  (a) or
                         (b), the remaining amount to which the Participant or Disabled Participant is entitled from his Savings Account shall be paid to him as soon as practicable in a lump sum payment consisting of whole shares of Stanley Stock plus cash equal to the value of any fractional interest in a share of such stock, unless the Participant or Disabled Participant elects to receive cash in lieu of stock. If, as of the date of distribution, a Participant has an outstanding loan under Article 11, any distribution under this Section 12.3(c) shall include the note described in Section 11.2 and such distribution shall fully discharge the Plan with respect to the value of the Participant's Savings Account attributable to the outstanding loan amount.

                    iv.       Notwithstanding subsection (c), if the amount
                         of any distribution payable to a Retired, Disabled or Terminated Participant exceeds $3,500, it shall not be distributed to him in a lump sum before his Normal Retirement Date without his written consent. The Retired, Disabled or Terminated Participant shall be given the opportunity to consent to a distribution upon termination of Employment Status by filing an Application for Benefits within 90 days of receipt from the Plan Administrator of such application and the written information required by Section 14.2. If he fails to consent to a distribution within such 90-day period, he may next submit an application within 90 days before the first day of the month coinciding with or next following his 55th birthday. In no event will distribution of amounts payable from this Plan on behalf of a Retired, Disabled or Terminated Participant who has severed from service with the Company before his Normal Retirement Date be deferred beyond his Normal Retirement Date.

               Section 12     d.        Except  as  otherwise  provided  in
                                   subsections  (b)  and  (c),  payment  of
                                   benefits  shall  commence no  later than
                                   the   April 1st   next   following   the
                                   calendar year in which an individual attains age 70-1/2.

                    i.        An individual who attained age  70-1/2 before
                         1988 may elect to defer the commencement of benefit payments until the April 1st next following the calendar year in which occurs the earlier of severance from service with the Company or the date the individual becomes a qualified owner.

                    ii.       In the case of an individual who attained age
                         70-1/2 in 1988, who is not a qualified owner and whose employment with the Company had not been severed before January 1, 1989, benefit payments shall commence no later than April 1, 1990.

                    iii.      A "qualified owner" is  an individual who, at
                         any time during the Plan Year in which he reaches age 66-1/2 or in any succeeding Plan Year, owns more than a 5% interest in the Company or any other member of the Affiliated Group. In determining ownership, the constructive ownership provisions of Section 318 of the Code shall be applied by utilizing a 5% test in lieu of the 50% test set forth in subsection (a)(2)(C) thereof. The aggregation rules of Section 414(b), (c), (m) and (o) of the Code shall not apply for purposes of determining ownership.

               Section 12     e.        If  a  Participant dies  before his
                                   Normal Retirement Date the death benefit
                                   payable  hereunder  shall be  the amount
                                   determined under  Section  13.2.   If  a
                                   Participant  dies on or after his Normal
                                   Retirement Date but  before his  Benefit
                                   Commencement  Date,  the amount  payable
                                   hereunder  shall be  the total  value of
                                   his Savings Account.   The Participant's
                                   Savings  Account shall  be valued  as of
                                   the  Valuation  Date coinciding  with or
                                   next  following  the   date  the   death
                                   certificate  is  furnished  to the  Plan
                                   Administrator.     All   death  benefits
                                   payable hereunder shall  be paid to  the
                                   Participant's surviving  spouse, if any,
                                   unless the surviving spouse consents, in
                                   the  manner required by Section 12.6, to
                                   payment  in  the  manner   described  in
                                   subsections (b) and (c) and to the designated Beneficiary thereof.

                    i.        If  the  Participant's  surviving  spouse  is
                         entitled to a death benefit under the Retirement Plan, a portion of which is attributable to the funds held in the Participant's Savings Account, and the surviving spouse consents in writing, the amount necessary to provide such death benefit shall be transferred by the Trustee from the Participant's Savings Account to the Retirement Plan.

                    ii.       After  any transfer under subsection (b), the
                         remaining amount payable on behalf of the Participant shall, subject to Section 12.6, be paid to his Beneficiary in the manner provided in
                         Section 12.3(c) and (d), as selected by the Beneficiary, within a reasonable time following the Valuation Date but in no event more than five years after the death of the Participant.

               Section 12     f.        The     Beneficiary     of      the
                                   preretirement   death    benefit   under
                                   Section  12.5  shall  be  the  surviving
                                   spouse.  If there is no surviving spouse
                                   or if the surviving spouse has consented
                                   to    the    designation   of    another
                                   Beneficiary in the manner required under
                                   this  Section   12.6,  the  individual's
                                   designated Beneficiary shall be entitled to the death benefit.

                    i.        A  spouse's  consent  to  the  designation of
                         another Beneficiary must be in writing, acknowledge the effect of the nonspouse designation, the specific designated Beneficiary and be witnessed by a Plan representative or notary public.

                    ii.       No spousal consent shall be required if it is
                         established to the satisfaction of the Plan Administrator that it cannot be obtained because the spouse cannot be located or because of such other circumstances as may be prescribed by Regulations.

                    iii.      A Beneficiary designation  may be revoked  in
                         writing without spousal consent at any time before the Participant's Benefit Commencement Date.

               Section 12     g.        Subject  to  Section 12.5(b),  each
                                   Participant  who  has complied  with the
                                   requirements of Section 12.6  shall have
                                   the unrestricted right to  designate the
                                   Beneficiary  to  receive death  benefits
                                   and to  change any such designation on a
                                   form  furnished by  and  filed with  the
                                   Plan Administrator.   If no  designation
                                   is on file  at the time  of death of  an
                                   unmarried   Participant,   or   if   the
                                   designated Beneficiary dies before the date of distribution, death benefits shall be paid to the beneficiary to whom benefits would be payable under the Retirement Plan with respect to the Participant.

               Section 12     h.        For purposes of  this Article,  the
                                   value of a Participant's Savings Account shall include any contributions that have not yet been contributed to the Trust Fund as of the Valuation Date under Section 12.1, 12.2 or 12.5.

               Section 12     i.        Notwithstanding  Sections 12.1  and
                                   12.2,  if  the  Plan  Administrator  has
                                   knowledge that a  Participant who is  an
                                   Officer has  sold any shares  of Company
                                   stock   within   six   months   of   the
                                   anticipated  date   of  distribution  of
                                   Stanley  Stock  to the  Participant, the
                                   Plan   Administrator  shall   defer  the
                                   Participant's   distribution   until   a
                                   period   of   six  months   has  elapsed
                                   following the sale of such stock.


                                  A R T I C L E  13.

                       Termination of Participation and Vesting


               Section 13     a.        Subject   to   subsection  (b),   a
                                   Participant whose Employment Status is terminated before his Normal Retirement

                                   Date  for  reasons  other   than  death,
                                   disability  or  early  retirement  shall
                                   become a Terminated  Participant on  the
                                   date   on  which   he  ceases   to  have
                                   Employment Status.

                    i.        If  a Participant continues employment with a
                         subsidiary of the Company after the disposition by the Company to an unrelated entity or individual of its interest in such subsidiary, or continues employment with an unrelated corporation after the disposition by the Company to such corporation of substantially all of the assets used by the Company in a trade or business, a lump sum distribution of the Participant's vested Savings Account balance may be made to the Participant under this Article only if:

                         (1)       the distribution is  made in  connection
                              with the disposition that results in the Participant's transfer to the purchaser in such disposition. A distribution will be treated as having been made in connection with a disposition if it is made by the end of the second calendar year after the
                              calendar  year  in   which  the   disposition
                              occurs; and

                              (2)       the  Company continues  to maintain
                                   the  Plan after the  disposition and the
                                   purchaser does not adopt or maintain the
                                   Plan  or  otherwise  become an  employer
                                   whose  employees  accrue benefits  under
                                   the  Plan  after  the  disposition.    A
                                   purchaser  shall  also  be   treated  as
                                   maintaining  the  Plan  if  the  Plan is
                                   merged or consolidated  with, or  assets
                                   or liabilities are transferred  from the
                                   Plan  to,  a  plan  maintained   by  the
                                   purchaser.

               Section 13     b.        A  Participant  shall be  vested in
                                   100% of the value of his Savings Account attributable to the following:

                              (a)       amounts  contributed  to  the  Plan
                                   under   Sections   7.1   and    7.2   or
                                   transferred  to  the Plan  under Section
                                   7.7;

                              (b)       his Elective Deferral Contributions
                                   and Employee Contributions;

                              (c)       Company contributions, if any, made
                                   on  behalf  of  the   Participant  under
                                   Section 18.5; and

                              (d)       the value of his Retirement Account
                                   as of June 30, 1985.

                              (1)       In addition, subject to subsections
                                   (b)  and  (c),  a  Participant  shall be
                                   vested  in  the following  percentage of
                                   the   value   of  his   Savings  Account
                                   attributable  to  his  Net  Contributory
                                   Pension   Benefit   and   the   Matching
                                   Allocations  and  Company  Contributions
                                   made  on his behalf  (other than Company
                                   Contributions   under   Section   18.5),
                                   depending  upon  the  number of  Vesting
                                   Years completed by the Participant:

                    Less than 5 Vesting Years ....................   0%
                    At least 5 Vesting Years  .................... 100%

                    i.        Upon   attaining   his   65th   birthday,   a
                         Participant who has Employment Status shall be vested with the total value of his Savings Account, without regard to his number of Vesting Years.

                    ii.       For purposes of  subsection (a), a Terminated
                         Participant's vested interest shall be valued as of the Valuation Date coinciding with or next following the later of the date on which his Application for Benefits is received by the Plan Administrator or the date he ceases to have Employment Status.

               Section 13     c.        A Participant's Vesting Years shall
                                   include  any  service  credited  to  the
                                   Participant in  accordance with Sections
                                   3.4 and 3.5.   A Participant who  ceases
                                   to have Employment Status on a date that
                                   is  less than a  full year following the
                                   most    recent   anniversary    of   his
                                   Employment  Commencement  Date shall  be
                                   given  vesting credit for  each month in
                                   which  he  has Employment  Status during
                                   such  partial year.   A  Participant who
                                   has incurred a Break in Service during his employment with the Company shall receive credit for Vesting Years before the Break in Service in accordance with subsection (b).

                    i.        If  a Terminated Participant again becomes an
                         Employee after a Break in Service, the vested percentage of his Savings Account attributable to amounts described in Section 13.2(a)(ii), other than amounts previously forfeited, shall be determined by aggregating all of his Vesting Years before and after the Break in Service.

               Section 13     d.        A   Terminated  Participant   shall
                                   forfeit an amount equal to the nonvested portion of his Savings Account.

                    i.        Subject   to  Sections  12.3  and  13.1,  the
                         Trustee shall distribute the vested portion of a Terminated Participant's Savings Account in a lump sum within 90 days following the Valuation Date in
                         Section  13.2(c).  The  nonvested portion  of  his
                         Account shall be applied as soon as practicable thereafter to satisfy the Matching Allocations and Company Contributions under Article 5; provided, however, that such portion shall be reinstated if
                         (i) the Terminated Participant again becomes an Employee before incurring five consecutive one-year Breaks in Service, and (ii) he recontributes the full amount of any lump sum distribution attributable to the amounts described in Section 13.2(a)(ii) which he has received under this subsection (b).

                    ii.       If a Terminated Participant is again employed
                         by the Company in a classification of Employees eligible to participate in the Plan, he shall be given the opportunity (to be exercised before the earlier of the end of the five-year period commencing on the date of reemployment or the end of the fifth consecutive one-year Break in Service commencing after the distribution) to recontribute the full amount of any lump sum distribution attributable to amounts described in Section 13.2(a)(ii). Amounts recontributed to the Plan or restored to an individual's Savings Account under this section shall not be considered a rollover or a contribution for any purpose under the Plan. If the Participant incurs a Break in Service after the recontribution, his vested interest shall be determined under Section 13.2(a), treating the period of his prior severance from service with the Company as a period of Employment Status. If the Participant does not recontribute the amount of the distribution attributable to amounts described in Section 13.2(a)(ii), his vested interest in the value of his Savings Account attributable to Matching Allocations and Company Contributions made on his behalf for Plan Years after he resumes employment shall be determined in accordance with Section 13.2(a).

                    iii.      If  the Terminated  Participant is  vested in
                         his Contributory Pension Benefit and has elected to receive such benefit from the Retirement Plan, the Trustee shall transfer to the Retirement Plan from the Participant's Savings Account cash in the amount necessary to provide the Terminated Participant's vested Contributory Pension Benefit. After any such transfer, the remaining amount to which he is entitled hereunder shall be paid to him, in the manner described in Section 12.3(c), as soon as practicable.

               Section 13     e.        For purposes of  this Article,  the
                                   value  of   a  Terminated  Participant's
                                   Savings   Account   shall  include   any
                                   contributions which have not yet been contributed to the Trust Fund as of the Valuation Date in Section 13.2(c).

               Section 13     f.        Notwithstanding  the  provisions of
                                   this Article 13,  any benefits paid from
                                   the Plan to or on behalf of a Terminated
                                   Participant   shall   comply  with   the
                                   distribution  requirements  of  Sections
                                   12.3(d), 12.4 and 12.5(c).


                                  A R T I C L E  14.

                               Application for Benefits


               Section 14     a.        An Application for Benefits must be
                                   filed with the Plan Administrator as provided in this Article after receipt of the written information required by
                                   Section 14.2(a)(ii) and (iii) and no more than 90 days before the Benefit Commencement Date.

               Section 14     b.        Not  less than 30 and not more than
                                   90 days before  an individual's  Benefit
                                   Commencement     Date,      the     Plan
                                   Administrator shall:

                         (1)       provide    the   individual    with   an
                              Application for Benefits;

                              (2)       provide  the  individual  with  the
                                   approximate   vested    value   of   the
                                   individual's Savings Account; and

                              (3)       inform the individual of  any right
                                   to defer receipt of the distribution and that failure to file an Application for Benefits within the time specified in this Article shall be treated as an election to defer.

                    i.        An  individual's  Benefit  Commencement  Date
                         shall not be less than 30 days or more 90 days after the date on which he receives the written information required by subsection (a)(ii) and
                         (iii). If an individual's Benefit Commencement Date will occur more than 90 days after the date on which he receives such information, the Plan Administrator shall again furnish such individual with the written information required by subsection (a)(ii) and (iii) so that it is received no more than 90 days before the Benefit Commencement Date.

               Section 14     c.        The   Application    for   Benefits
                                   required for the payment of disability benefits under Article 12 must be filed no later than one year following a Participant's loss of Employment Status. In addition, proof of disability in the form of a written certification by a licensed physician selected by the Plan Administrator must be filed with the Application for Benefits.

               Section 14     d.        The   Application   for    Benefits
                                   required  for  the   payment  of   death
                                   benefits under Article 12 must  be filed
                                   by   the   Beneficiary  of   a  deceased
                                   individual or the legal representative of the individual's estate and must be accompanied by a death certificate.

               Section 14     e.        If   payment   of  benefits   under
                                   Article  13  is   to  commence  at   the
                                   election  of  a  Terminated  Participant
                                   before his 55th birthday, an Application
                                   for Benefits must be filed with the Plan
                                   Administrator  within 90  days following
                                   the   individual's   receipt   of   such
                                   application. Failure to file an Applica-
                                   tion   for   Benefits  within   90  days
                                   following receipt thereof from  the Plan
                                   Administrator shall be treated as an election to defer the commencement of benefits until age 55.

               Section 14     f.        If  payment  of   benefits  is   to
                                   commence  on  or  after an  individual's
                                   Normal    Retirement   Date    and   the
                                   individual fails to file  an Application
                                   for  Benefits  within 90  days following
                                   receipt    thereof    from   the    Plan
                                   Administrator     and     the    written
                                   information    required    by    Section
                                   14.2(a)(ii),  the  amount to  which such
                                   individual  is entitled shall be paid as
                                   provided  in  Article   12  as  soon  as
                                   practicable.

               Section 14     g.        The election  of a form  of payment
                                   or the designation of a Beneficiary made in an Application for Benefits may be revised by filing a new Application for Benefits before the Benefit Commencement Date.

               Section 14     h.        An individual for whom benefits are
                                   being held by the Trustee shall keep the
                                   Plan   Administrator   advised  of   his
                                   current  mailing  address.     The  Plan
                                   Administrator and the Company shall be discharged from any liability resulting from a failure to pay benefits as they become due if reasonable effort has been made to contact the individual at his last address on record.

               Section 14     i.        The   Plan    Administrator   shall
                                   promptly  process  each Application  for
                                   Benefits and shall notify  the applicant
                                   in writing of the action taken regarding
                                   his Application for  Benefits within  90
                                   days  following  the  receipt   of  such
                                   application.   In the event  of a denial
                                   of  benefits,   the  Plan  Administrator
                                   shall  furnish  the  applicant   with  a
                                   written notification which shall include
                                   the  reasons  for  the denial;  specific
                                   references  to  the  Plan provisions  on
                                   which the denial is based; a description
                                   of    any    additional   material    or
                                   information necessary  for the applicant
                                   to perfect the Application for Benefits,
                                   including  an  explanation  of why  such
                                   material  or  information is  necessary;
                                   and   an   explanation  of   the  review
                                   procedure set forth in Section 14.10.

               Section 14     j.        An  applicant  who  has received  a
                                   written  denial  of his  Application for
                                   Benefits  may appeal by  filing with the
                                   Plan Administrator a written request for
                                   review.    Such  request must  be  filed
                                   within 60 days following the  receipt of
                                   the  written denial.  In connection with
                                   any  request  for review,  the applicant
                                   may   at   any  time   review  pertinent
                                   documents  and  may  submit  issues  and
                                   comments   in   writing.      The   Plan
                                   Administrator shall notify the applicant of its determination within 60 days following its receipt of the request for review.

               Section 14     k.        Accounts maintained  under the Plan
                                   for  individuals  who  cannot  be  found
                                   shall be forfeited  and applied as  soon
                                   as  possible  to  satisfy  the  Matching
                                   Allocations  and  Company  Contributions
                                   under Article 5.  If an individual files
                                   an  Application  for   Benefits  or   is
                                   located  at  any  time   thereafter,  an
                                   amount  equal to  the vested  portion of
                                   the  individual's Savings  Account shall
                                   be   reinstated   and   distributed   in
                                   accordance with the terms of the Plan.


                                  A R T I C L E  15.

                                   Leave of Absence


               Section 15     a.        An   individual  employed   by  the
                                   Company   may  be  granted  a  Leave  of
                                   Absence under Company policy.

               Section 15     b.        An   absence   due  to   injury  or
                                   sickness   compensable  under   workers'
                                   compensation laws shall be treated as a Leave of Absence.

                    i.        An Employee  who enters  the armed  forces of
                         the United States of America shall be treated as on a Leave of Absence, provided:

                         (1)       The  Employee  left  employment for  the
                              purpose of entering the armed forces of the United States;

                              (2)       The Employee  returns to employment
                                   within 90 days after his discharge or separation from the armed forces of the United States;

                              (3)       The   Employee   has   received   a
                                   certificate from the armed forces of the
                                   United   States   stating   satisfactory
                                   completion of his military service;

                              (4)       The Employee serves  not more  than
                                   four years in the armed forces of the United States (plus any period of addi-tional service imposed pursuant to law); and

                         (5)       The  circumstances  of the  Company have
                              not changed since such Employee left employment for the purpose of entering the armed forces of the United States so as to make it impossible or unreasonable for the Company to continue his employment.

                    ii.       An  individual employed by the Company who is
                         absent from service for a reason designated by the Company as qualifying under the Family and Medical Leave Act of 1993 shall be treated as on a Leave of Absence for the period of such absence.

               Section 15     c.        An Employee shall  be deemed not to
                                   have incurred a Break in  Service during
                                   a Leave of  Absence.   If an  individual
                                   fails to return to employment with the Company immediately upon termination of his Leave of Absence, his Employment Status shall terminate as of the last day of his Leave of Absence.

                    i.        For purposes of  determining a  Participant's
                         Vesting Years, he shall receive credit for the period of a Leave of Absence in accordance with the following rules:

                         (1)       If  the  Leave of  Absence  began before
                              January 1, 1989, the entire period of the Leave of Absence shall be treated as a period of Employment Status.

                         (2)       Except as provided in  subparagraph (B),
                              if the Leave of Absence begins on or after January 1, 1989, the Participant shall receive credit for the period from the date on which he is first absent from work on account of such Leave of Absence until the earlier of (1) the first anniversary of such date or (2) the date of his severance from service with the Company by reason of his resignation, discharge, retirement or death.

                              (a)       Notwithstanding  subparagraph  (A),
                                   if the Leave of Absence is on account of
                                   the   Participant's   disability,    the
                                   Participant shall receive credit for the
                                   period beginning on the date on which he
                                   is first absent from  work on account of
                                   such  disability  until  the earlier  of
                                   (1) the  expiration  of  ten years  from
                                   such   date  or   (2) the  Participant's
                                   Normal Retirement Date.


                                  A R T I C L E  16.

                                Rights of Participant


               Section 16     a.        The  adoption  and  maintenance  of
                                   this  Plan  shall  not be  construed  as
                                   creating  any   contract  of  employment
                                   between the Company and  any individual.
                                   This Plan shall not affect the right of the Company to deal with its employees in all respects, including their hiring, discharge, compensation and conditions of employment.

               Section 16     b.        The sole rights  of a  Participant,
                                   Retired       Participant,      Disabled
                                   Participant, Terminated Participant or a
                                   Beneficiary under this Plan shall be to have this Plan administered according to its provisions, as they may be amended from time to time.

               Section 16     c.        Except  as  provided in  Article 11
                                   and Section 16.5, no right or interest of any Participant in any part of the Trust Fund shall be transferable or assignable by the Participant or be subject to alienation, anticipation, or encumbrance by the Participant, and no such right or interest shall be subject to garnishment, attachment, execution or levy of any kind.

               Section 16     d.        No Participant shall be discharged,
                                   fired, suspended, expelled, disciplined or discriminated against for exercising any right under this Plan or for giving information or testimony in any inquiry or proceeding relating to the adminis-tration of this Plan.

               Section 16     e.        The  requirements  of Section  16.3
                                   shall not apply to a  qualified domestic
                                   relations order.  The Plan Administrator
                                   shall   abide  by   the  terms   of  any
                                   qualified domestic relations  order.   A
                                   "qualified  domestic  relations   order"
                                   means  any  judgment,  decree  or  order
                                   (including   approval   of  a   property
                                   settlement  agreement) which  creates or
                                   recognizes the existence of an alternate
                                   payee's  right  to  receive  all   or  a
                                   portion  of  the benefits  payable  to a
                                   Participant  hereunder   pursuant  to  a
                                   State's domestic  relations law relating
                                   to  the  provision  of   child  support,
                                   alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the Participant, which specifically states:

                         (1)       The  name and last known mailing address
                              of the Participant and of each alternate payee covered by such order;

                              (2)       The  amount  or  percentage of  the
                                   Participant's benefits to be paid by the
                                   Plan  to each  alternate  payee  or  the
                                   manner   in   which   such   amount   or
                                   percentage is to be determined;

                              (3)       The  number  of  payments   or  the
                                   period to which such order applies; and

                              (4)       The name of each plan to which such
                                   payment applies.
                    i.        The   Plan   Administrator  shall   establish
                         reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions made thereunder in a manner consistent with the following requirements:

                         (1)       The  Plan  Administrator shall  promptly
                              notify the Participant and any named alternate payee of the receipt of a domestic relations order and the Plan procedures used for determining whether such order is qualified under Code Section 414(p).

                              (2)       The   Plan   Administrator   shall,
                                   within  a  reasonable  period  following
                                   receipt, determine whether such order is
                                   qualified and notify the Participant and
                                   each    alternate    payee    of    such
                                   determination.

                              (3)       During  the  period beginning  upon
                                   receipt of the order and ending with the earlier of the date of determination of its qualified status or the expiration of 18 months, the Plan Administrator shall separately account for the amounts which would have been payable to the alternate payee during such period if the domestic relations order had been determined to be qualified.

                              (4)       If,  within  18 months  of receipt,
                                   the order is determined to be qualified,
                                   the  Plan  Administrator  shall pay  the
                                   amounts described in paragraph  (iii) to
                                   the alternate payee  in accordance  with
                                   the  terms  of  the  order  or,  if  the
                                   alternate  payee  is  the  Participant's
                                   former spouse and the alternate payee so
                                   elects,   to   the   alternate   payee's
                                   individual  retirement   account.    If,
                                   within 18  months of receipt,  the order
                                   is determined not to be qualified or the
                                   order's  status  is unresolved  the Plan
                                   Administrator  shall   pay  the  amounts
                                   described  in  paragraph  (iii)  to  the
                                   person  or  persons  entitled   to  such
                                   amounts under the Plan as if no order had been received.

                         (5)       A   determination    that   a   domestic
                              relations order is qualified which is made later than 18 months after the receipt of such order shall operate prospectively.

                    ii.       Payments  made under this  Section 16.5 shall
                         completely discharge the Plan of its obligations with respect to the Participant and each alternate payee to the extent of any such payments.


                                  A R T I C L E  17.

                                  Plan Administrator


               Section 17     a.        The   Plan    Administrator   shall
                                   supervise and control  the operation  of
                                   this  Plan and  shall  have  all  powers
                                   necessary  to  accomplish such  purpose,
                                   including  the power  to make  rules and
                                   regulations     pertaining     to    the
                                   administration of this Plan.

               Section 17     b.        The   Plan   Administrator    shall
                                   establish a funding method and policy consistent with the objectives of this Plan and shall determine the Plan's short- and long-term financial needs and communicate such requirements to the Trustee.

               Section 17     c.        The  Plan Administrator  shall file
                                   such reports and plan  descriptions with
                                   the   appropriate   federal   government
                                   agencies as may be required by law.

               Section 17     d.        The Plan Administrator shall notify
                                   the   appropriate   federal   government
                                   agencies in the event of the termination of this Plan, any change in the name of the Plan or the name and address of the Plan Administrator, and any merger or division of this Plan.

               Section 17     e.        The   Plan   Administrator    shall
                                   provide   each    Participant,   Retired
                                   Participant,  Disabled  Participant  and
                                   Terminated Participant who is or may become eligible to receive benefits and each Beneficiary with such reports and plan descriptions as may be required by law.

               Section 17     f.        The   Plan   Administrator    shall
                                   furnish individual  statements of vested
                                   benefits to  Terminated Participants and
                                   individual  statements   of  vested  and
                                   accrued  benefits  to each  Participant,
                                   Retired       Participant,      Disabled
                                   Participant and Terminated Participant who is or may become eligible to receive benefits and each Beneficiary as may be required by law.

               Section 17     g.        The  Plan Administrator  shall make
                                   available   to   each  Participant   and
                                   Beneficiary during normal business hours
                                   at  its principal office  copies of this
                                   Plan and the  Trust Agreement, the  Plan
                                   summary  plan  description,  the  latest
                                   Form  5500,  and  any   other  documents
                                   pertaining  to   the  establishment  and
                                   operation of this Plan.  Copies of  such
                                   documents shall be made available at the
                                   principal   office   of   any   employee
                                   organization   with   members  who   are
                                   Participants     and    any     employer
                                   establishment  in  which  at   least  50
                                   Participants  are   customarily  working
                                   within ten calendar  days following  the
                                   date  on which  a  written  request  for
                                   disclosure  at  any  such   location  is
                                   received  at  such  location  or  at the
                                   principal    office    of    the    Plan
                                   Administrator.   The  Plan Administrator
                                   may establish a reasonable procedure governing the making of requests for examination of Plan documents and shall communicate such procedure to the Par-ticipants. The Plan Administrator shall not be required to comply with a request made in a manner which does not conform to the established procedure.

                    i.        Upon  a  Participant's  written  request,  he
                         shall be furnished copies of any of the documents described in (a) above, provided that he may be required to pay any reasonable expense incurred in duplicating such documents. Upon the Partici-pant's request, the Plan Administrator shall provide the Participant with information about the charge that would be made to furnish a copy of the document.

               Section 17     h.        The  Plan Administrator  shall have
                                   the power to designate the agent for service of legal process for the Plan.

               Section 17     i.        To   the  extent   permitted  under
                                   Section  403(c)(1)  and 404(a)(1)(A)  of
                                   the Act, the fees and expenses incurred by the Plan Administrator for legal, accounting or other services necessary for the operation of the Plan that do not involve "settlor" functions shall be paid out of the Trust Fund, unless paid by the Company.

               Section 17     j.        The  Plan Administrator  shall have
                                   the discretionary authority to interpret
                                   the  provisions  of  this  Plan  and  to
                                   determine  all   questions  relating  to
                                   eligibility for benefits hereunder.  Any
                                   such  interpretation   or  determination
                                   adopted  by  the  Plan Administrator  in
                                   good  faith  shall be  binding  upon the
                                   Company  and  on  all  Participants  and
                                   Beneficiaries.   The Plan Administrator,
                                   in exercising its  discretion, shall  do
                                   so  in  a uniform  and nondiscriminatory
                                   manner,  treating   all  individuals  in
                                   similar circumstances alike.

               Section 17     k.        The Plan Administrator may delegate
                                   all  or part  of its  duties  to others.
                                   The  Plan  Administrator  shall  not  be
                                   liable for any acts  or omissions of the
                                   persons  to whom  such duties  have been
                                   delegated,   provided   that  the   Plan
                                   Administrator acted prudently and in the
                                   interests   of   the  Participants   and
                                   Beneficiaries in selecting and retaining such persons.

               Section 17     l.        The  Plan  Administrator  may  make
                                   provisions  specifically  applicable  to
                                   any  unit of  Employees  or  modify  the
                                   provisions of this  Plan with respect to
                                   any  unit  of  Employees  by  preparing,
                                   dating and signing a  Plan Specification
                                   Schedule    of   such    provisions   or
                                   modifications.

                    i.        The   Plan   Administrator   may  amend   the
                         provisions or modifications applicable to any unit of Employees by preparing, dating and signing a new Plan Specification Schedule with respect to such unit of Employees.


                                  A R T I C L E  18.

                                    The Trust Fund


               Section 18     a.        The Trust Agreement shall:

                    i.        direct the Trustee to invest all or a primary
                         portion of the assets of the Trust Fund in Stanley Stock; and

                    ii.       prohibit   the   sale  to   the   Company  of
                         unallocated shares of Stanley Stock held in the Suspense Account.

               Section 18     b.        The Trustee shall have  such powers
                                   as to investment, reinvestment, control and disbursement of the funds as are provided in this Plan and the Trust Agreement.

               Section 18     c.        The  Trustee shall  be specifically
                                   authorized  to  borrow   funds  at   the
                                   direction of the Company (including a borrowing from the Company) to acquire Stanley Stock or repay a prior Exempt Loan incurred to acquire Stanley Stock, subject to the following conditions:

                    i.        any  Exempt Loan  and acquisition  of Stanley
                         Stock with the proceeds thereof must be at the direction of the Company;

                    ii.       the interest rate on such Exempt Loan must be
                         a reasonable rate of interest;

                    iii.      any collateral  pledged to the  lender by the
                         Trustee shall consist only of the Stanley Stock purchased with the proceeds of such Exempt Loan or the Stanley Stock used as collateral for a prior Exempt Loan that is being repaid with the proceeds of such Exempt Loan;

                    iv.       under  the terms  of  such Exempt  Loan,  the
                         lender shall  have no  recourse against  the Trust

                         Fund except with respect to the collateral described in subsection (c), contributions made hereunder (other than contributions of Stanley Stock), and earnings attributable to such
                         collateral    and    the   investment    of   such
                         contributions;

                    v.        such Exempt  Loan shall  be repaid  only from
                         amounts loaned to the Trustee and the proceeds of such Exempt Loan, from amounts contributed in cash to the Trust Fund and earnings attributable thereto, from dividends paid on shares of Stanley Stock held in the Trust Fund and, effective June 7, 1991, to the extent permitted by law, proceeds from the sale of collateral for such Exempt Loan;

                    vi.       upon  the  payment  of  any  portion  of  the
                         balance due on such Exempt Loan, a pro rata portion, as determined under Section 18.4(c) and Regulations, of the Stanley Stock originally acquired with the proceeds of the Exempt Loan shall be released from the Suspense Account; and

                    vii.      in the  event of a default  under such Exempt
                         Loan, the value of the assets of the Trust Fund transferred in satisfaction of the Exempt Loan shall be taken from the Suspense Account and shall not exceed the amount of the default.

               Section 18     d.        Stanley  Stock  purchased with  the
                                   proceeds of an Exempt Loan in accordance
                                   with Section  18.3 shall  be  held in  a
                                   Suspense  Account  and   shall  not   be
                                   allocated   to   Participants'   Savings
                                   Accounts   until   released   from   the
                                   Suspense   Account.      Stanley   Stock
                                   released from the Suspense Account under
                                   subsection  (c)  shall  be allocated  to
                                   Participants' Savings Accounts at market
                                   value for the month for which such stock
                                   was   released,   in   accordance   with
                                   Articles 4 and 5.

                    i.        Payments of  principal and interest  under an
                         Exempt Loan shall be made from the following sources, in the order listed:

                         (1)       cash dividends paid on shares of Stanley
                              Stock  allocated   to  Participants'  Savings
                              Accounts;

                              (2)       cash  dividends  paid on  shares of
                                   Stanley  Stock  held  in   the  Suspense
                                   Account;

                              (3)       Elective Deferral Contributions;

                              (4)       Company Contributions; and

                         (5)       Employee Contributions.

                    ii.       For each  month during the term  of an Exempt
                         Loan, the number of shares acquired with the proceeds of such Exempt Loan to be released from the Suspense Account shall equal the number of shares so acquired and held immediately before release in the Suspense Account multiplied by a fraction, the numerator of which is the amount of principal and interest paid with respect to such Exempt Loan for the month and the denominator of which is the principal and interest to be paid in respect of such Exempt Loan for the current and all future months. If the interest with respect to such Exempt Loan is variable, future years' interest shall be computed by using the interest rate applicable as of the time the Stanley Stock is released.

                    iii.      Subject to paragraph  (d)(ii), if the  market
                         value of the shares of Stanley Stock released from the Suspense Account during any Plan Year exceeds the principal and interest payments made under all Exempt Loans for the Plan Year, such excess shall be allocated to the Savings Accounts of Participants who made Elective Deferral Contributions and/or Employee Contributions during the Plan Year and who have Employment Status on the last day of the Plan Year. Such excess shall be allocated in the proportion that each such Participant's Elective Deferral Contributions and Employee Contributions for the Plan Year bear to all such Participants' Elective Deferral Contributions and Employee Contributions for the Plan Year.

                              (1)       Notwithstanding  paragraph (i),  in
                                   the event of a  change in control of the
                                   Company,   the   excess   described   in
                                   paragraph  (i) for the  Plan Year during
                                   which  such  change  in  control  occurs
                                   shall  be  allocated   to  the   Savings
                                   Accounts  of  all Participants  who made
                                   Elective  Deferral  Contributions and/or

                                   Employee Contributions  during such Plan
                                   Year  in the  proportion that  each such
                                   Participant's      Elective     Deferral
                                   Contributions and Employee Contributions
                                   for  the  Plan  Year  bear to  all  such
                                   Participants'      Elective     Deferral
                                   Contributions and Employee Contributions
                                   for the Plan Year.  For purposes of this
                                   paragraph,  a "change in  control of the
                                   Company" shall occur if (A) any "person"
                                   or  "group"  (within   the  meaning   of
                                   Sections  13(d)  and  14(d)(2)   of  the
                                   Securities  Exchange  Act  of  1934,  as
                                   amended  (the  "Exchange  Act"))  is  or
                                   becomes   the  "beneficial   owner"  (as
                                   defined in Rule 13d-3 under the Exchange
                                   Act),   directly   or   indirectly,   of
                                   securities  of the  Company representing
                                   25% or more of the combined voting power
                                   of   the   Company's  then   outstanding
                                   securities,   other   than   through   a
                                   transaction arranged  by, or consummated
                                   with, the prior approval of its Board of
                                   Directors;  or (B) during  any period of
                                   two consecutive years (not including any
                                   period  before  the  adoption   of  this
                                   provision),   individuals  who   at  the
                                   beginning of such period  constitute the
                                   Board of Directors (and any new director
                                   whose election by the Board of Directors
                                   or  whose nomination for election by the
                                   Company's stockholders was approved by a
                                   vote  of  at  least  two-thirds  of  the
                                   directors  then  still  in   office  who
                                   either were directors  at the  beginning
                                   of  such  period  or  whose  election or
                                   nomination  for election  was previously
                                   so  approved) cease  for  any reason  to
                                   constitute    a     majority    thereof.
                                   Notwithstanding   the   provisions    of
                                   Article 21, the foregoing  provisions of
                                   this  paragraph  may  not   be  amended,
                                   following a change in control, without the written consent of 60% (in both number and interest) of all individuals described in the first sentence of this paragraph.

                              (2)       Subject   to  the   limitations  of
                                   Article   25,  allocations   under  this
                                   Section 18.4(d) shall be made as of  the
                                   last day  of the Plan Year  and shall be
                                   treated  as   Matching  Allocations  for
                                   purposes of Section 13.2(a).

               Section 18     e.        If  dividends described  in Section
                                   18.4(b)(i) are applied during  any month
                                   to  pay principal and  interest under an
                                   Exempt Loan, there shall be allocated to
                                   the Savings Account of  each Participant
                                   a  number  of  shares  of  Stanley Stock
                                   having a market value  as of the date of
                                   such  allocation  equal to  the dividend
                                   paid  with respect to  the Stanley Stock
                                   credited  to  the Participant's  Savings
                                   Account  on  the  record date  for  such
                                   dividend.   If the  number of  shares of
                                   Stanley Stock released from the Suspense
                                   Account  is  insufficient to  effect the
                                   allocation  required  by  the  preceding
                                   sentence,  the  Company  shall   make  a
                                   contribution to the Trust Fund in an amount sufficient to enable the Trustee to purchase the additional shares of Stanley Stock necessary to effect such allocation.

                    i.        If, as  of the  date shares of  Stanley Stock
                         are   released  from  the   Suspense  Account  and
                         allocated to Participants' Savings Accounts, the market value of the allocated shares is less than the aggregate of principal and interest payments on the relevant Exempt Loan for the month, the Company shall make a contribution to the Trust Fund in the amount of the difference.

               Section 18     f.        In the event the  amounts described
                                   in Section 18.4(b) are not sufficient to pay principal and interest under the Exempt Loan for the relevant period, the Company shall contribute the additional amount necessary to make such payments.

               Section 18     g.        For purposes of  the allocation  of
                                   Stanley  Stock  under  Sections 4.2  and
                                   5.2, each  share of Stanley  Stock shall
                                   be  valued  at   the  weighted   average
                                   transaction  price of a share of Stanley
                                   Stock included in the allocation for the
                                   month.  The weighted average transaction
                                   price  for any month shall be determined
                                   by  calculating   the  weighted  average
                                   price per share of the following:

                    i.        The value of shares made available during the
                         month for reallocation as a result of loans, withdrawals or cash distributions to Participants.


                    ii.       The value of shares released during the month
                         from  the Suspense Account.   Subject to paragraph
                         (ii), the value of shares of Stanley Stock released shall be determined based on the Closing Price on the trading day preceding the date on which the stock is deemed to be released. For purposes of this section, the Plan Administrator may, pursuant to a predetermined schedule consistently applied, deem an equal percentage of the shares released during a month to have been released on two or more specified days of the month (or the trading day next preceding any such day which is not a trading day).

                              (1)       Effective  for   Plan  Years  after
                                   1993,  shares of Stanley  Stock shall be
                                   released from the Suspense  Account once
                                   during a  calendar month.   The value of
                                   the shares released for a calendar month
                                   during 1994 shall be determined based on
                                   the average of the Closing Price on each
                                   of the twenty  trading days  immediately
                                   preceding the date  on which the  shares
                                   are released.   The value of  the shares
                                   released for a calendar month after 1994 shall be determined based on the average of the Closing Price on each of the trading days in such calendar month preceding the date on which the shares are released.

                    iii.      The   price  of   shares  of   Stanley  Stock
                         purchased by the Trustee on the open market for that month.

                    iv.       The value  of all forfeited shares of Stanley
                         Stock in any month in which forfeited shares are allocated to accounts. Forfeitures shall be valued at the Closing Price on the date of forfeiture.

               Section 18     h.        The Trustee is authorized, upon the
                                   written  direction  of  the Company,  to
                                   sell  to the  Company  at  market  value
                                   shares of  Stanley Stock that  have been
                                   allocated   to   Participants'   Savings
                                   Accounts under Articles 4 and 5.

               Section 18     i.        Notwithstanding      any      other
                                   provisions  of this  Plan  that were  in
                                   effect before June 7, 1991,  the Trustee
                                   shall    have    sole    and    complete
                                   responsibility to determine whether (and
                                   at  what  price  and on  what  terms) to
                                   purchase  any Stanley Stock which may be
                                   offered for  sale to the Trustee  by the
                                   Company.     Notwithstanding  any  other
                                   provisions  of  this Plan  that  were in
                                   effect before June  7, 1991, but subject
                                   to the  requirements  of the  Code,  the
                                   Trustee  is authorized,  consistent with
                                   the provisions of  Section 18.3  (except
                                   that  the  Trustee  shall   not  require
                                   direction from the  Company), to  obtain
                                   an Exempt  Loan or  Loans and  to borrow
                                   money  in  such  amounts  and  upon such
                                   terms   and  conditions   including  the
                                   pledging  of  any  securities  or  other
                                   property  for the repayment  of any such
                                   Exempt Loan) as the Trustee, in its sole
                                   discretion,  shall   deem  advisable  or
                                   proper in connection with any such offer
                                   from  the  Company.    The  Company  may
                                   direct the Trustee to take such actions as the Company shall determine with respect to the administration of any such Exempt Loan, including, without limitation, prepaying such loan.


                                  A R T I C L E  19.

                      Plan for Exclusive Benefit of Participants


               Section 19     a.        Except as provided in this Article,
                                   no assets of  the Trust Fund  shall ever
                                   revert to, or be used or enjoyed by, the
                                   Company or any successor of the Company,
                                   nor shall any such funds or  assets ever
                                   be used  other than  for the  payment of
                                   benefits  set  forth  herein   or  other
                                   expenses described in Section 17.9.

               Section 19     b.        In the event the Plan Administrator
                                   determines   that    the   Company   has
                                   contributed any amount to the Trustee by mistake of fact, the Plan Administrator may direct the Trustee in writing to return to the Company, within one year

                                       -lxxxiv-





                                   after the payment  of the  contribution,
                                   the  lesser  of   the  amount   actually
                                   contributed  by  mistake  or   its  then
                                   current value.

               Section 19     c.        All  contributions   hereunder  are
                                   made  on the  condition  that  they  are
                                   deductible  under  Section  404  of  the
                                   Code.   If the  Internal Revenue Service
                                   shall determine that any portion of the contributions made for a Plan Year is not deductible, to the extent that the deduction is disallowed, the Plan Admin-istrator shall direct the Trustee to return to the Company the lesser of such disallowed portion or its then current value within one year following the disallowance of the deduction.


                                  A R T I C L E  20.

                               Miscellaneous Provisions


               Section 20     a.        Any provision  of this Plan  or the
                                   Trust Agreement susceptible to more than one interpretation shall be interpreted in a manner that is consistent with this Plan and the Trust Agreement being an employees' plan and trust within the meaning of Sections 401(a), 401(k), 501 and 4975(e)(7) of the Code.

               Section 20     b.        The Company, the Plan Administrator
                                   and the Trustee shall be discharged from
                                   any   liability   in  acting   upon  any
                                   representations  by  an employee  of any
                                   fact  affecting  his  status under  this
                                   Plan  or  upon   any  notice,   request,
                                   consent, letter, telegram, telecopy or other document believed to be genuine, and to have been signed or sent by the proper person.

               Section 20     c.        In  the event  this Plan  merges or
                                   consolidates with another plan  or there
                                   is a transfer of assets  and liabilities
                                   from   one   trust   to  another,   each
                                   Participant   shall,    if   this   Plan
                                   terminates immediately after the merger, consolidation or transfer, be entitled

                                       -lxxxv-





                                   to  a  benefit  at least  equal  to  the
                                   benefit he  would have been  entitled to
                                   receive  if  this  Plan  had  terminated
                                   immediately  before  the  date  of  such
                                   merger, consolidation, or transfer.   In
                                   any   transaction   described   in   the
                                   preceding sentence, the Trust Fund shall be allocated in accordance with Code
                                   Section 414(l).

               Section 20     d.        This   Plan   shall  be   construed
                                   according to the laws of the state of Connecticut, except as such laws are superseded by federal law.


                                  A R T I C L E  21.

                                      Amendment


               Section 21     a.        The  Stanley  Works, by  resolution
                                   adopted by its Board of Directors or a committee thereof, shall have the right to amend this Plan at any time. Subject to Section 21.3, any such amendment may be made retroactively effective.

               Section 21     b.        The  Plan Administrator  shall have
                                   the right to amend this Plan to meet the requirements of law or to protect the rights of Participants.

               Section 21     c.        Except  to  the extent  required to
                                   qualify   this   Plan   and  the   Trust
                                   Agreement under Sections 401(a) and 501 of the Code, or as a condition of continued qualification thereunder, no amendment shall be made which would have any of the following effects:

                    i.        Deprive  any Beneficiary  of a  then deceased
                         Participant of the right to receive the benefits to which the Beneficiary may be entitled hereunder.

                    ii.       Deprive   any   then   Retired  or   Disabled
                         Participant  of   the  benefits  to  which  he  is
                         entitled hereunder.

                    iii.      Deprive  any  then Terminated  Participant of
                         the benefits to which he is entitled hereunder.

                                       -lxxxvi-





                    iv.       Deprive any  then Participant  of any  of the
                         proportionate interest in the Trust Fund to which he would be entitled were he to terminate employment on the date of such amendment.


                                  A R T I C L E  22.

                                 Termination of Plan


               Section 22     a.        The    Stanley   Works    may,   by
                                   resolution  adopted  by  its   Board  of
                                   Directors   or   a  committee   thereof,
                                   terminate the Plan for any reason and at any time.

               Section 22     b.        Upon the termination  of the  Plan,
                                   the    complete    discontinuance     of
                                   contributions to the  Trust Fund, or the
                                   termination  of  the  liability  of  the
                                   Company to contribute to the Trust Fund,
                                   the  entire  vested  interest   of  each
                                   Participant   in   the  Plan   shall  be
                                   distributed  as  soon as  practicable in
                                   accordance with the  provisions of  this
                                   Plan,  provided that  if the  Company or
                                   any  member  of  the   Affiliated  Group
                                   establishes  or  maintains  a  successor
                                   plan as described  in Section  1.401(k)-
                                   1(d)(3)    of   the    Regulations,   no
                                   distribution   may   be   made    to   a
                                   Participant  other  than as  provided in
                                   Articles  10, 12  and  13.    Except  as
                                   provided    in    Article    19,    each
                                   Participant,     Retired    Participant,
                                   Disabled     Participant,     Terminated
                                   Participant and the Beneficiary  of each
                                   deceased   Participant   shall  have   a
                                   nonforfeitable right to all funds in his Savings Account as of the date of such termination or discontinuance.

                    i.        In the  event of the  partial termination  of
                         the Plan, the rights of each Participant affected by such partial termination, including a Retired, Disabled and Terminated Participant, and each Beneficiary to the amounts credited to his Savings Account as of the date of such partial termination shall be nonforfeitable. Such amounts shall be distributed in accordance with the provisions of this Plan.

                                      -lxxxvii-





               Section 22     c.        The Trustee's fees and  expenses of
                                   administration of the Trust Fund and other expenses incident to the termina-tion and distribution of the Trust Fund incurred after the termination of this Plan and the Trust Agreement shall be paid from the Trust Fund unless paid by the Company.


                                  A R T I C L E  23.

                              Change in Employee Status


               Section 23     a.        For  purposes  of   this  Plan,   a
                                   Participant who  loses his status  as an
                                   Employee either by being  transferred to
                                   a   nonparticipating   facility  or   by
                                   becoming a member of a unit of employees
                                   covered   by  a   collective  bargaining
                                   agreement with the Company that does not provide for participation in the Plan shall be entitled to benefits hereunder in accordance with the following rules:

                    i.        He  shall not  be eligible  to  have Elective
                         Deferral Contributions and Employee Contributions made on his behalf during his employment in a non-Employee status.

                    ii.       His  Vesting  Years  shall be  determined  by
                         aggregating all of his years of employment with the Company in Employee and non-Employee status.

                    iii.      His Savings Account shall  be held for him by
                         the Trustee until his retirement, death, disability or earlier severance from service with the Company and shall then be paid in accordance with the provisions of this Plan.



                                  A R T I C L E  24.

                              Top-Heavy Plan Provisions


               Section 24     a.        For purposes of this Article:




                                      -lxxxviii-





                    i.        "Top-heavy plan" means this Plan for any Plan
                         Year beginning after 1983 in which, as of the determination date:

                              (a)       it   is   not   included    in   an
                                   aggregation group  and  the sum  of  the
                                   account   balances   of  key   employees
                                   exceeds 60% of the sum of all account balances under the Plan; or

                              (b)       it  is required to be included in a
                                   top-heavy group.

                              (1)       Except  as  otherwise  provided  in
                                   paragraph (iii),  paragraph (i)(A) shall
                                   be  applied  by   taking  into   account
                                   distributions made to any employee or beneficiary during the five year period ending on the determination date and any amount distributed under a terminated plan which would have been required to be included in the aggregation group.

                              (2)       Paragraph  (i)(A) shall  be applied
                                   by disregarding (A) deductible voluntary
                                   contributions;  (B) the account  balance
                                   of   a  former  key   employee  (or  the
                                   beneficiary  of  a former  key employee)
                                   for all Plan Years after ceasing to be a
                                   key   employee;   (C) for   Plan   Years
                                   beginning after December  31, 1984,  the
                                   account balance of an individual who has
                                   not    performed   services    for   the
                                   Affiliated  Group at any time during the
                                   five   year   period   ending   on   the
                                   determination   date;  (D) any   account
                                   balance    attributable    to   employer
                                   contributions rolled over or transferred
                                   to an individual's Savings Account after
                                   December 31,  1983,  which contributions
                                   were  originally  made  to  a  qualified
                                   retirement   plan   maintained   by   an
                                   employer  other than  a  member  of  the
                                   Affiliated   Group  or   were  otherwise
                                   rolled  over  or  transferred  into  the
                                   Trust  Fund at  the  discretion  of  the
                                   individual;  and  (E) benefits  paid  on
                                   account of  death,  to the  extent  such
                                   benefits exceed the individual's account
                                   balance immediately before  death.   The
                                   account balance of an individual that has been disregarded under subparagraph

                                       -lxxxix-





                                   (C) shall be taken into account on the determination date next following the date on which such individual again performs services for the Affiliated Group.

                    ii.       "Top-heavy group" means the aggregation group
                         which, if viewed as a single plan, would be a top-heavy plan. For purposes of the preceding sentence, the determination of the present value of an accrued benefit shall be based only on the interest rate and mortality tables used by the defined benefit retirement plan under which such benefit accrued. In determining whether the aggregation group is top-heavy, the accrued benefits or the account balances of all plans shall be valued as of the determination dates for such plans that fall within the same calendar year. The accrued benefit of any non-key employee shall be determined for plan years beginning after 1986 under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the aggregation group or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

                    iii.      "Determination date" means, for this Plan and
                         any other plan included in the aggregation group, the last day of such plan's preceding plan year, or in the case of the first plan year of the plan, the last day of such plan year.

                    iv.       "Aggregation group" means:

                              (a)       Each qualified  defined benefit and
                                   defined contribution retirement plan of the Affiliated Group in which a key employee is or was a participant within the period of five Plan Years ending on the determination date;

                              (b)       Each   other    qualified   defined
                                   benefit    and   defined    contribution
                                   retirement plan of the  Affiliated Group
                                   that  enables  any  plan   described  in
                                   subparagraph    (A)    to    meet    the
                                   qualification requirements  of the Code;
                                   and



                                         -xc-





                              (c)       All other qualified defined benefit
                                   or defined contribution retirement plans
                                   of  the Affiliated Group  elected by the
                                   Plan Administrator that do not cause the
                                   aggregation   group   to   violate   the
                                   qualification requirements of the Code.

                              (1)       For purposes of this  subsection, a
                                   qualified retirement  plan shall include
                                   frozen  plans  and any  terminated plans
                                   which were maintained within  the period
                                   of   five  Plan  Years   ending  on  the
                                   determination date.

                    v.        "Key employee" means an  employee who, at any
                         time during the Plan Year containing the determination date, or during any of the four Plan Years immediately preceding such Plan Year, was:

                              (a)       An  officer of  any  member of  the
                                   Affiliated  Group whose  earnings exceed
                                   50% of the dollar limitation described in Code Section 415(b)(1)(A) as adjusted under Code Section 415(d);

                              (b)       An  employee   or  a  self-employed
                                   individual   as  described   in  Section
                                   401(c)(1)  of  the Code  having earnings
                                   from the Affiliated Group  exceeding the
                                   dollar   limitation   in  effect   under
                                   Section 415(c)(1)(A) of the Code for the calendar year in which the Plan Year ends and owning an interest in the Affiliated Group that is both more than a one-half percent interest in value and one of the ten largest interests in the Affiliated Group;

                              (c)       An owner of more than a 5% interest
                                   in a member of the Affiliated Group; or

                              (d)       An owner of more than a 1% interest
                                   in a member of the Affiliated Group whose earnings from the Affiliated Group exceed $150,000 for the Plan Year.

                              (1)       For  purposes  of this  subsection,
                                   the    term   "employee"    includes   a
                                   terminated, retired, disabled, deceased or part-time employee, and a leased employee within the meaning of Code
                                   Section  414(n)(2).  A beneficiary of an

                                        -xci-





                                   individual described in this subsection will be considered to be a key employee.

                              (2)       For  purposes of  paragraph (i)(A),
                                   if there are more than three officers of
                                   the  Affiliated Group, no  more than 10%
                                   of  all  employees  of   the  Affiliated
                                   Group,  based on  the highest  number of
                                   employees  within  the  five Plan  Years
                                   preceding the determination  date, to  a
                                   maximum  of  50,  shall  be  treated  as
                                   officers.  In determining the  number of
                                   employees  of  the Affiliated  Group for
                                   purposes  of   the  preceding  sentence,
                                   employees  described in  Section 27.1(f)
                                   shall   not   be  taken   into  account.
                                   Individuals     performing     executive
                                   functions   for  sole   proprietorships,
                                   partnerships,  associations  and  trusts
                                   that are members of the Affiliated Group
                                   during   Plan   Years  beginning   after
                                   February 28, 1985, shall be treated as officers.

                              (3)       For  purposes of  paragraph (i)(B),
                                   if   two   employees  or   self-employed
                                   individuals  have   the  same  ownership
                                   interest  in  the Affiliated  Group, the
                                   employee  or   self-employed  individual
                                   having the larger annual earnings for the Plan Year during any part of which such ownership interest existed shall be treated as having the larger ownership interest.

                         (4)       In     determining    ownership,     the
                              constructive ownership provisions of Section 318 of the Code shall be applied by utilizing a 5% test in lieu of the 50% test set forth in subparagraph (a)(2)(C) thereof. The aggregation rules of Section 414(b), (c), (m) and (o) of the Code shall not apply for purposes of determining ownership.

                    vi.       "Non-key employee" means any employee  who is
                         not a key employee.

                    vii.      "Earnings" means  (i)  for purposes  of  this
                         section other than subsection (e), amounts paid to an individual by any member of the Affiliated Group for a Plan Year, including salary and wages, overtime pay, bonuses, commissions and taxable

                                        -xcii-





                         fringe benefits, but shall not include employer contributions (including elective amounts deferred under an arrangement described in Section 401(k) of the Code) under the Plan or any other plan of the Affiliated Group or any fringe benefits which are nontaxable to employees; and (ii) for purposes of subsection (e), "earnings" as defined in
                         Section 27.1(d). Except for purposes of determining status as a key employee under subsection (e), an individual's earnings for any year shall be deemed not to exceed $150,000 (or, for years before 1994, $200,000), as adjusted under Section 401(a)(17) of the Code.

                    viii.          "Average earnings" means the  average of
                              a Participant's earnings for the five consecutive years of service which produce the highest average. In determining average earnings, any year in the five consecutive year period in which a year of service was not earned shall not be counted. If a Participant has completed less than five years of service, the average of the earnings for all years of service shall be used. Earnings received for years of service beginning after the close of the last Plan Year in which the Plan is top-heavy shall be disregarded.

                    ix.       "Defined  benefit  minimum"  means an  annual
                         retirement benefit (expressed as a single life annuity beginning at normal retirement date with no ancillary benefits) derived from contributions from the Affiliated Group equal to 2% of a non-key employee's average earnings multiplied by the number of years of service not in excess of 10. There shall be taken into account only those years of service during which the defined benefit retirement plan or plans in which such non-key employee participates are included in a top-heavy group.

                    x.        "Year(s)  of service"  means  the  period  of
                         service used to determine the vested percentage of a Participant's benefits under a defined benefit or defined contribution retirement plan of any member of the Affiliated Group.

               Section 24     b.        Except  where  provided  otherwise,
                                   the following sections of this Article shall apply for any Plan Year during which this Plan is a top-heavy plan.

                                       -xciii-





               Section 24     c.        Subject  to  subsection (b),  there
                                   shall  be  allocated   to  the   Savings
                                   Account of each non-key employee  who is
                                   a Participant in this Plan at the end of
                                   the Plan Year Company  contributions and
                                   forfeitures  equal to the  lesser of (i)
                                   3%  of  such Participant's  earnings for
                                   the  Plan Year  or  (ii) the  percentage
                                   amount of earnings allocated or required
                                   to  be allocated  to  the  key  employee
                                   receiving  the  highest such  percentage
                                   for  the  Plan Year  under this  and all
                                   other  defined  contribution  retirement
                                   plans  required  to  be included  in  an
                                   aggregation  group.  Clause  (ii) of the
                                   preceding  sentence  shall not  apply if
                                   this   Plan   and   a  defined   benefit
                                   retirement  plan  are  required   to  be
                                   included  in  an  aggregation group  and
                                   this  Plan enables  such  other plan  to
                                   meet  the qualification  requirements of
                                   the  Code.   Effective  for  Plan  Years
                                   beginning     after    1988,     Company
                                   contributions on behalf of key employees
                                   that   are   attributable   to   amounts
                                   deferred under  an arrangement described
                                   in Section 401(k) of  the Code shall  be
                                   taken  into  account  for   purposes  of
                                   determining   the    percentage   amount
                                   described  in clause  (ii) of  the first
                                   sentence  of  this subsection,  but such
                                   contributions   on  behalf   of  non-key
                                   employees  shall  not   be  taken   into
                                   account for purposes  of satisfying  the
                                   requirements of this section.  Effective
                                   for  Plan  Years  beginning after  1988,
                                   employer   matching   contributions  (as
                                   defined in Section 6.1(i))  allocated to
                                   a  non-key  employee  that  are  used to
                                   satisfy  the   requirements  of  Section
                                   401(k) or 401(m) of the Code shall not be treated as Company contributions for purposes of satisfying the requirements of this section.

                    i.        If  a non-key employee participates in two or
                         more top-heavy defined benefit and defined contribution retirement plans of the Affiliated Group, the minimum contribution requirements of subsection (a) may be satisfied by combining the contributions provided under such plans. A non-key employee who during any Plan Year participates

                                        -xciv-





                         in one or more top-heavy defined benefit retirement plans and one or more top-heavy defined contribution retirement plans of the Affiliated Group shall receive, in lieu of the amount required by subsection (a), a benefit accrued under the defined benefit retirement plan or plans equal to the defined benefit minimum offset by employer contributions under the defined contribution retirement plan or plans.

               Section 24     d.        If  the requirements  of subsection
                                   (b)  are  not   satisfied,  the   dollar
                                   limitations    described    in   Section
                                   25.4(b)(i)  and  (c)(i)  shall   not  be
                                   multiplied   by   125%   but  shall   be
                                   multiplied  by  100%   and  the   dollar
                                   limitation  in  the  numerator   of  the
                                   fraction     described    in     Section
                                   25.4(b)(iii) shall be $41,500.

                    i.        The  requirements  of  this   subsection  are
                         satisfied if:

                         (1)       beginning January 1, 1984, a Participant
                              who participates in one or more top-heavy defined benefit retirement plans and one or more top-heavy defined contribution retirement plans of the aggregation group does not accrue a benefit or receive an annual addition under such plans for any limitation year beginning or ending within the Plan Year for which such plans are top-heavy; or

                         (2)       the  aggregate  present  value   of  the
                              accrued benefits and account balances for key employees under all qualified retirement plans included in the aggregation group exceeds 60% but does not exceed 90% of the aggregate present value of the accrued benefits and account balances for all employees, and

                              (a)       3% is substituted for 2% in Section
                                   24.1(i), and 4% is substituted for 3% in
                                   Section 24.3(a)(i).

               Section 24     e.        The   eligibility   of  a   non-key
                                   employee  who  is a  Participant  in the
                                   Plan  for  an allocation  under Sections
                                   24.3   and   24.4(b)(ii)(B)   shall   be
                                   determined   without   regard   to   the

                                        -xcv-





                                   following: (a) completion of 1000 Hours of Service during the applicable Plan Year or (b) exclusion from participation or failure to accrue a benefit by reason of Compensation being less than a stated amount or failure to make mandatory contributions for such Plan Year.

               Section 24     f.        If  a Participant has  at least one
                                   Hour of  Service on  or after  the first
                                   day of  a Plan  Year  during which  this
                                   Plan  is  a top-heavy  Plan, and  if the
                                   following   schedule  would   result  in
                                   faster vesting for  the Participant,  it
                                   shall  be  substituted  for the  vesting
                                   schedule    set    forth   in    Section
                                   13.2(a)(ii):

                    Less than 2 Vesting Years ...................  0%
                    At least 2 Vesting Years .................... 20%
                    At least 3 Vesting Years .................... 40%
                    At least 4 Vesting Years .................... 60%
                    At least 5 Vesting Years .................... 80%
                    At least 6 Vesting Years ....................100%

                    i.        The vesting schedule  set forth in subsection
                         (a) shall apply for all Plan Years commencing with the Plan Year in which this Plan is a top-heavy plan.


                                  A R T I C L E  25.

                           Limitations on Annual Additions


               Section 25     a.        For purposes of this Article:

                    i.        "Annual additions" means, for each limitation
                         year, the sum of:

                              (a)       The        Elective        Deferral
                                   Contributions, Matching Allocations  and
                                   Company Contributions made on  behalf of
                                   a Participant to this Plan and any other
                                   qualified      defined      contribution
                                   retirement   plan   maintained  by   the
                                   Company or any other member of the Affiliated Group;

                              (b)       Any forfeitures allocated to a Par-
                                   ticipant  under  such  a plan  provided,

                                        -xcvi-





                                   however,  that if the Plan satisfies the
                                   requirements    of   Section    25.3(a),
                                   forfeitures of Stanley Stock purchased with the proceeds of an Exempt Loan shall not be considered forfeitures for purposes of this subparagraph;

                              (c)       The Employee  Contributions made by
                                   a Participant to this Plan and any other
                                   qualified retirement  plan maintained by
                                   the  Company   or  any  member   of  the
                                   Affiliated Group; and

                              (d)       Any contributions by the Company or
                                   any other member of the Affiliated Group
                                   allocated in years beginning after March
                                   31,  1984,  to  an   individual  medical
                                   account as defined in  Section 415(l)(2)
                                   of   the   Code   established    for   a
                                   Participant under any pension or annuity
                                   plan, in the case  of a key employee, as
                                   defined   in    Section   24.1(e),   any
                                   contribution by the Company or any other
                                   member  of the Affiliated  Group paid or
                                   accrued after 1985 to a separate account
                                   in  a funded  welfare  benefit plan,  as
                                   defined  in Section  419(e) of  the Code
                                   established for the purpose of providing
                                   post-retirement  medical  benefits;  and
                                   any   allocation   under  a   simplified
                                   employee pension, as defined  in Section
                                   408(k) of the Code, maintained by the Company or any member of the Affiliated Group.

                              (1)       Neither the actual  value of  stock
                                   released from the Suspense Account under
                                   Section 18.3 nor,  if the Plan satisfies
                                   the  requirements  of  Section  25.3(a),
                                   amounts  used  to  pay  interest  on  an
                                   Exempt Loan which  are deductible  under
                                   Code  Section  404(a)(9)(B) and  charged
                                   against   the   Participant's    Savings
                                   Account,  shall  be  treated  as  annual
                                   additions.  The term  "annual additions"
                                   shall not include any  Elective Deferral
                                   Contributions distributed  under Section
                                   4.4, investment earnings allocable  to a
                                   Participant, any rollover  contributions
                                   described  in  Article 7  (including any
                                   amounts  transferred   directly  to  the
                                   Trustee  from another  qualified trust),

                                       -xcvii-





                                   amounts recontributed to this Plan under
                                   Section   13.4(c),    or   payments   of
                                   principal and interest on any loan made to a Participant under Article 11.

                              (2)       For   limitation  years   beginning
                                   before 1987, paragraph (i)(C)  shall not
                                   apply,    and    contributions   by    a
                                   Participant   to   plans  described   in
                                   paragraph  (i)(A)  shall  be treated  as
                                   annual  additions to  the extent  of the
                                   lesser of one-half of such contributions
                                   or the amount  of such contributions  in
                                   excess  of  6%   of  the   Participant's
                                   earnings.

                    ii.       "Earnings"  means  wages, salaries,  fees for
                         professional services, and other amounts received (whether or not paid in cash) during a limitation year for personal services actually rendered in the course of employment with the Company to the extent that such amounts are includible in gross income for federal income tax purposes. Earnings shall include commissions paid to salespeople, compensation based on profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Regulations), and foreign earned income as defined in Code Section 911(b), whether or not excludable from gross income under Section 911. Earnings shall not include:

                                   (1)       any amounts (including amounts
                                        contributed at the election  of the
                                        Participant  under  an  arrangement
                                        described  in   Section  401(k)  or
                                        408(k)(6) of  the Code) contributed
                                        to  this Plan or any other employee
                                        benefit plan for which  a deduction
                                        is  allowed  to  the Company  under
                                        Section  404  of   the  Code;   any
                                        amounts contributed at the election
                                        of the Participant  to an  employee
                                        benefit  plan under  an arrangement
                                        described  in  Section  125 of  the
                                        Code; employer  contributions under
                                        a  simplified  employee pension  to
                                        the  extent   excludable  from  the
                                        income of the  Participant; or  any
                                        distributions   from   a  plan   of

                                       -xcviii-





                                        deferred compensation, except  that
                                        amounts received  under an unfunded
                                        nonqualified   plan   of   deferred
                                        compensation  shall  be treated  as
                                        earnings in the  year in which they
                                        are includible in gross income;

                                   (2)       amounts   realized  from   the
                                        exercise  of  a nonqualified  stock
                                        option  or  by  reason of  property
                                        subject to Code Section 83 becoming
                                        freely  transferable  or no  longer
                                        subject  to  a substantial  risk of
                                        forfeiture;

                              (3)       amounts  realized  from  the  sale,
                                   exchange or other disposition of stock acquired under a qualified stock option; and

                         (4)       other amounts that  receive special  tax
                              treatment, including premiums for group term life insurance (to the extent not includible in the gross income of the Participant) and employer contributions towards the purchase of an annuity contract described in Code
                              Section 403(b) (whether or not excludable from gross income).

                    iii.      "Excess amount" means the amount  credited or
                         allocated to a Participant in excess of the limits imposed by Section 25.2 or 25.4.

                    iv.       "Limitation  year"  means  the calendar  year
                         unless otherwise designated by resolution of the Board of Directors of the Company.

                    v.        "Minimum  accrued benefit"  means the  sum of
                         the annual retirement benefits accrued by a Par-ticipant under all qualified defined benefit retirement plans maintained by the Company or any other member of the Affiliated Group that were in effect on May 6, 1986, determined as of the end of the last limitation year of such plans beginning before 1987, computed without regard to any changes in the provisions of such plans after May 5, 1986. The preceding sentence shall apply only if the plans described therein individually and collectively satisfied the requirements of
                         Section 415 of the Code for all limitation years beginning before 1987.


                                        -xcix-





                    vi.       "Projected  annual retirement  benefit" means
                         the annual benefit to which a Participant would be entitled under any qualified defined benefit retirement plan maintained by the Company or any member of the Affiliated Group, based on the assumptions that he continues employment until his normal retirement age, that his earnings continue at the same rate as in effect in the plan's limitation year under consideration until his normal retirement age, and that all other relevant factors used to determine benefits under the plan as of the current limitation year of such plan remain constant for all such future limitation years.

                    vii.      "Social  security  retirement  age"  means  a
                         Participant's retirement age under Section 216(l) of the Social Security Act determined without regard to the age increase factor under such section as if the early retirement age under paragraph (2) thereof were 62.

               Section 25     b.        Subject  to   subsection  (b),  the
                                   total annual additions  credited to  any
                                   Participant  for   any  limitation  year
                                   beginning  after  1986, under  this Plan
                                   and   any    other   qualified   defined
                                   contribution  plan   maintained  by  the
                                   Company  or  any  other  member  of  the
                                   Affiliated Group, shall  not exceed  the
                                   lesser  of  25%  of   the  Participant's
                                   earnings  for  the  limitation  year  or
                                   $30,000,   as  adjusted   under  Section
                                   25.5(a)(ii).

                    i.        For   limitation   years   beginning   before
                         July 12, 1989, the applicable dollar limitation under this Plan shall equal the sum of:

                         (1)       $30,000,   as  adjusted   under  Section
                              25.5(a)(ii); and

                              (2)       the lesser of:

                              (a)       $30,000,   as  adjusted   under  in
                                   Section 25.5(a)(ii); or

                                             (b)       the  amount  of  the
                                                  S t a n l e y   S t o c k
                                                  contributed, or purchased
                                                  with   cash  contributed,
                                                  and   allocated   to  the

                                         -c-





                                                  Participant's     account
                                                  during   the   limitation
                                                  year.

               Section 25     c.        The   special   dollar   limitation
                                   described in Section 25.2(b) is subject to the following conditions:

                    i.        For any  limitation year, no  more than  one-
                         third of the Elective Deferral Contributions, Matching Allocations and Company Contributions for the limitation year which are deductible under Code Section 404(a)(9) are allocated to the group of Participants who are Highly Compensated Employees;

                    ii.       Cash contributions must be contributed to the
                         Plan no later than 30 days after the time prescribed by law (including any extensions) for filing the Company's federal income tax return for the taxable year within which the applicable limitation year ends; and

                    iii.      The Stanley Stock must  be purchased no later
                         than 60 days after the close of the period described in subsection (b).

               Section 25     d.        In the case of a Participant who is
                                   covered  at  any  time  by  a  qualified
                                   defined    benefit    retirement    plan
                                   maintained by the Company or any other member of the Affiliated Group, the sum of the defined contribution fraction described in subsection (b) and the defined benefit fraction described in subsection (c) shall not exceed 1.0.

                    i.        Except  as  otherwise  provided in  paragraph
                         (ii) and subject to paragraph (iii), the defined contribution fraction is a fraction:

                              (a)       the  numerator of which  is the sum
                                   of  the annual additions for the current
                                   and   all    prior   limitation   years,
                                   determined  with  respect  to each  such
                                   year  under  the  rules   governing  the
                                   crediting of annual additions for such year and computed as of the end of such year:

                                   (i)       credited  to  the  Participant
                                        under    any    qualified   defined

                                         -ci-





                                        contribution retirement plan of the
                                        Company or any  other member of the
                                        Affiliated  Group,  whether or  not
                                        terminated,

                                   (ii)      attributable  to nondeductible
                                        employee   contributions   to   any
                                        defined benefit  retirement plan of
                                        the Company or any other  member of
                                        the  Affiliated  Group, whether  or
                                        not terminated,

                                   (iii)          attributable    to    any
                                             welfare   benefit   plan,   as
                                             defined  in Section  419(e) of
                                             the  Code,  of the  Company or
                                             any   other   member  of   the
                                             Affiliated Group, and

                                   (iv)      attributable to any individual
                                        medical  account,   as  defined  in
                                        Section  415(l)(2)   of  the  Code,
                                        maintained  by  the Company  or any
                                        other  member   of  the  Affiliated
                                        Group; and

                              (b)       the denominator of which is the sum
                                   of  the lesser of the following amounts,
                                   computed for each  limitation year as of
                                   the  end  of  such  year  and  including
                                   limitation years when the individual was
                                   not  a   Participant  as  a   result  of
                                   ineligibility to participate or because the Company did not maintain a defined contribution plan:

                                   (i)       125%     of     the    defined
                                        contribution  dollar limitation  in
                                        effect for such limitation year, or

                                   (ii)      35%   of   the   Participant's
                                        earnings for the limitation year.

                              (1)       In  the case  of an  individual who
                                   was a participant as of the end of the first day of the first limitation year beginning after 1986 in any qualified defined contribution plan of the Company or any other member of the Affiliated Group that was in effect on May 6, 1986, if the sum of the fraction described in this subsection (b) and the fraction

                                        -cii-





                                   described   in   subsection  (c)   would
                                   otherwise exceed 1.0,  the numerator  of
                                   the    fraction   described    in   this
                                   subsection   shall    be   adjusted   by
                                   permanently  subtracting   therefrom  an
                                   amount equal to the  product of (A)  the
                                   excess of the sum of such fractions over
                                   1.0  and  (B)  the  denominator  of  the
                                   fraction  described in  this subsection.
                                   For purposes of the adjustment described
                                   in    the   preceding    sentence,   the
                                   applicable fractions shall be computed as of the end of the last limitation year beginning before 1987, but using the limitation under Code Section 415 applicable to the first limitation year beginning after 1986, and without regard to any change made after May 5, 1986, in the provisions of the plans taken into account under this paragraph.

                              (2)       At   the   election  of   the  Plan
                                   Administrator,   with  respect   to  any
                                   limitation year ending  after 1982,  the
                                   denominator of  the defined contribution
                                   fraction  of  each  Participant for  all
                                   limitation  years   ending  before  1983
                                   shall be an amount equal to the product of:

                              (a)       the  denominator   of  the  defined
                                   contribution fraction for the limitation year ending in 1982 (computed under Section 415(e)(3)(B) of the Code as in effect for such year), and

                              (b)       a fraction, the numerator  of which
                                   is the  lesser of $51,875 or  35% of the
                                   earnings  of  the  Participant  for  the
                                   limitation  year ending in 1981, and the
                                   denominator  of which  is the  lesser of
                                   $41,500  or 25% of  the earnings  of the
                                   Participant  for   the  limitation  year
                                   ending in 1981.

                              (3)       For purposes of paragraph  (i), the
                                   annual addition for any  limitation year
                                   beginning  before  1987  shall   not  be
                                   recomputed   to   treat   all   employee
                                   contributions as annual additions.



                                        -ciii-





                    ii.       Subject  to  paragraph   (ii),  the   defined
                         benefit fraction is a fraction:

                              (a)       the numerator of  which is the  sum
                                   of  the  Participant's projected  annual
                                   retirement benefits under each qualified
                                   defined benefit retirement  plan of  the
                                   Company  or  any  other  member  of  the
                                   Affiliated   Group,   whether   or   not
                                   terminated, determined as of the end of the limitation year; and

                              (b)       the  denominator  of  which is  the
                                   lesser of:

                                   (i)       125%  of  $90,000 (or,  in the
                                        case of  benefits commencing before
                                        or   after   the  Social   Security
                                        retirement   age,   the   actuarial
                                        equivalent  of   such  amount),  as
                                        adjusted under Section 25.5(a), or

                                   (ii)      140%   of  the   Participant's
                                        average  earnings  for the  highest
                                        three consecutive limitation years,
                                        as adjusted under Section 25.5(b).

                              (1)       If a Participant was  a participant
                                   as  of  the  first   day  of  the  first
                                   limitation year beginning after  1986 in
                                   any qualified defined benefit retirement
                                   plan  of the Company or any other member
                                   of  the  Affiliated  Group  that  was in
                                   effect on May 6,  1986, the  denominator
                                   of  the  defined benefit  fraction shall
                                   not   be   less   than   125%   of  such
                                   Participant's minimum accrued benefit.

               Section 25     e.        The  dollar limitation  referred to
                                   in Section 25.4(c)(i)(B)(1) shall be adjusted after 1987 in accordance with Regulations for increases in the cost of living using the last calendar quarter of 1986 as the base period.

                              (1)       When  the  defined  benefit  dollar
                                   limitation,  as  adjusted under  Section
                                   25.5(a)(i),   exceeds    $120,000,   the
                                   defined  contribution  dollar limitation
                                   referred  to  in   Section  25.2  for  a
                                   limitation  year   shall  thereafter  be
                                   equal  to 1/4  of  the  defined  benefit

                                        -civ-





                                   dollar limitation in effect for the limitation year.

                    i.        In the case of a Participant whose employment
                         with the Company has been severed, the amount of average earnings described in Section 25.4(c)(i)(B)(2) shall be adjusted annually by multiplying such amount by a fraction, the numerator of which is the adjusted dollar limitation described in Section 25.2 for the limitation year for which such adjustment is being made and the denominator of which is the adjusted dollar limitation in effect for the year in which severance from service occurred. For purposes of this subsection, in the case of a Participant whose employment with the Company was severed before 1974, the denominator of the applicable fraction shall be determined in accordance with rules prescribed by the Commissioner of Internal Revenue.

                    ii.       If  the Company  or any  other member  of the
                         Affiliated Group maintains a qualified defined benefit retirement plan providing any post-retirement ancillary benefits (other than a qualified joint and survivor annuity with the Participant's spouse), the denominator referred to in Section 25.4(c) shall be adjusted in accordance with Regulations.

               Section 25     f.        If an excess  amount is  determined
                                   for any Participant  for any  limitation
                                   year,  such  excess   amount  shall   be
                                   eliminated in the following manner:

                    i.        First, the benefit accrued by the Participant
                         under the Retirement Plan shall be reduced.

                    ii.       Second, the Matching Allocations  credited to
                         the Participant's Savings Account shall be set aside in a suspense account and applied to satisfy the Matching Allocations for the next limitation year (and for each succeeding limitation year, as necessary).

                    iii.      Third,  the  Elective Deferral  Contributions
                         credited to the Participant's Savings Account shall be distributed to the Participant.

                    iv.       Fourth, the Company contributions credited to
                         the  Participant's  pension   account  under   the


                                         -cv-





                         Pension Plan for Salaried Employees of The Stanley Works shall be returned to the Company.

          For purposes of this Section 25.6, the Matching Allocations to be applied in the following Plan Year and the amounts to be returned to the Company shall be the amounts actually allocated for the Plan Year.


                                  A R T I C L E  26.

                 Diversification Elections by Qualified Participants


               Section 26     a.        For purposes of  this Article,  the
                                   following terms shall have the meanings set forth below:

                    i.        "Qualified Participant"  means a Participant,
                         including a Retired, Terminated or Disabled Participant, who has attained 55 years of age and has completed at least ten years of participation in the Plan. If the terms of a domestic relations order which has been found to be qualified in accordance with Section 16.5 so provide, the alternate payee of a qualified Participant shall, for purposes of this Article, be deemed to be a qualified Participant with a Savings Account to which has been allocated the number of shares assigned to the alternate payee under such order.

                    ii.       "Qualified  election  period" means  the five
                         Plan Year period beginning with the Plan Year in which an individual first becomes a qualified Participant.

                    iii.      "Eligible shares" means the shares of Stanley
                         Stock acquired by or contributed to the Plan after December 31, 1986 and allocated to the qualified Participant's Savings Account.

                    iv.       "Allocation date" means the last date in each
                         Plan Year in the qualified election period as of which shares are allocated to the Savings Accounts.

               Section 26     b.        Subject to subsections (b)(iii) and
                                   (iv), for  each  year in  the  qualified
                                   election period, a qualified Participant
                                   may  direct  that   all,  or  a  portion
                                   specified in whole multiples of  20% not
                                   to  exceed  100%,   of  the  number   of

                                        -cvi-





                                   eligible    shares    determined   under
                                   subsection (b) shall be distributed to the qualified Participant in accordance with Section 26.4.

                    i.     The  number of  eligible shares  in  a qualified
                         Participant's Savings Account that is subject to an election under subsection (a) for each of the first four Plan Years in the qualified election period is equal to:

                              (a)       25% of the total number of eligible
                                   shares  that have ever been allocated to
                                   such  Savings Account  on or  before the
                                   most recent allocation date  (other than
                                   shares   assigned  from   the  qualified
                                   Participant's  Savings   Account  to  an
                                   alternate   payee   under  a   qualified
                                   domestic relations order),

                         reduced by

                              (b)       the   number  of   eligible  shares
                                   previously distributed to such qualified
                                   Participant   in   accordance  with   an
                                   election under subsection (a).

                              (1)       The  number of eligible shares in a
                                   qualified Participant's Savings Account that is subject to an election under subsection (a) for the fifth Plan Year in the qualified election period shall be determined by substituting "50%" for "25%" in paragraph (i)(A) hereof.

                              (2)       If the value of the eligible shares
                                   in  a  qualified  Participant's  Savings
                                   Account  does not  exceed  $500 for  the
                                   first   Plan   Year  in   the  qualified
                                   election   period,  no   election  under
                                   subsection  (a)  shall  be available  to
                                   such  qualified  Participant  until  the
                                   value of such shares exceeds $500 in the
                                   qualified election period.  For purposes
                                   of the preceding sentence, the  value of
                                   the  eligible  shares  allocated   to  a
                                   qualified Participant's  Savings Account
                                   shall  be  determined  as  of  the  last
                                   Valuation Date in each Plan Year  in the
                                   qualified  election   period  and  shall
                                   include shares held under all employee stock ownership plans and tax credit

                                        -cvii-





                                   employee    stock    ownership     plans
                                   maintained by the Company and by any other member of the Affiliated Group. If the value of the eligible shares in a qualified Participant's Savings Account exceeds $500 as of any such Valuation Date in the qualified election period, such value shall be deemed, for purposes of this subsection, to exceed $500 at all times thereafter in the qualified election period.

                              (3)       If  the number of shares subject to
                                   an election under  subsection (b) or the
                                   portion thereof elected by the qualified
                                   Participant    under    subsection   (a)
                                   includes a fractional share, such share shall be rounded to the nearest whole number (with .50 or greater rounded up to a whole share).

               Section 26     c.        Subject  to  Section  26.2(b)(iii),
                                   the Plan Administrator shall notify each
                                   qualified  Participant  of his  right to
                                   elect   a  distribution   under  Section
                                   26.2(a) and shall permit such individual to make an election during the 90-day period after the end of each of the five Plan Years in the qualified election period. An election shall be made on a form furnished by and filed with the Plan Administrator and shall contain the consent of the qualified Participant's spouse to the distribution. A qualified Participant shall be permitted to revoke an election or make a new election at any time during the 90-day election period.

               Section 26     d.        No more than 90 days after the last
                                   day of each election period described in
                                   Section  26.3,  the  Plan  Administrator
                                   shall, in accordance  with the  election
                                   made  by  the qualified  Participant and
                                   subject  to  Sections  26.5   and  26.6,
                                   distribute to such  Participant in  cash
                                   or  in  shares   of  Stanley  Stock  the
                                   portion of the eligible shares that such
                                   Participant  has elected to receive.  If
                                   the  qualified   Participant  elects  to
                                   receive cash, the shares shall be valued as of the Valuation Date on which the

                                       -cviii-





                                   Plan    Administrator    receives    the
                                   completed   election   form.     If  the
                                   qualified Participant fails  to file  an
                                   election  within   the  90-day  election
                                   period or the spouse of such Participant does not consent to the distribution during such period, the portion of such Participant's Savings Account that is subject to such election shall remain invested in Stanley Stock.

               Section 26     e.        Subject  to   subsection  (b),  the
                                   portion  of  a  qualified  Participant's
                                   Savings   Account   which   is   to   be
                                   distributed  under  Section 26.2  at the
                                   direction  of  such individual  shall be
                                   taken from his  Savings Account from the
                                   sources  of funds in the order set forth
                                   in  paragraphs  (i)   through  (vi)   of
                                   Section 11.1(b), to the extent invested in eligible shares.

                    i.        A distribution under this Article which is to
                         be made to a qualified Participant while he has Employment Status and before the date on which he attains age 59-1/2 shall not include any amount in the qualified Participant's Savings Account attributable to his Elective Deferral Contributions. In addition, a distribution which is to be made to a qualified Participant while he has Employment Status and before he attains the Normal Retirement Date shall not include any amounts attributable to his Net Contributory Pension Benefit. In the event that the number of eligible shares (exclusive of shares attributable to the qualified Participant's Elective Deferral Contributions and Net Contributory Pension Benefit) is insufficient to effect the distribution elected by the qualified Participant under Section 26.2, this Plan shall immediately be amended to permit the direction of investments by qualified Participants in accordance with Code
                         Section 401(a)(28)(B)(ii)(II).

               Section 26     f.        A qualified  Participant who elects
                                   to receive a distribution  under Section
                                   26.2  may   direct  that  all   of  such
                                   distribution   be   made  in   a  direct
                                   rollover in accordance with Section 7.4.




                                        -cix-





                                  A R T I C L E  27.

            Determination of Highly Compensated, Super Highly Compensated
                              and Leased Employee Status


               Section 27     a.        Subject to  subsections (b) through
                                   (i), a Highly Compensated Employee is an individual who is a common law employee of the Company and who:

                         (1)       owns  more  than a  5%  interest  in the
                              Company or any other member of the Affiliated Group; or

                              (2)       receives    earnings    from    the
                                   Affiliated Group in  excess of  $75,000;
                                   or

                              (3)       receives    earnings    from    the
                                   Affiliated Group in excess of $50,000 and is included in the 20% of employees who receive the highest earnings from the Affiliated Group; or

                              (4)       is an officer of the Company or any
                                   other member of the Affiliated Group, or is an individual performing executive functions for a sole proprietorship, partnership, association or trust that is a member of the Affiliated Group, whose earnings exceed 50% of the defined benefit dollar limitation referred to in Code Section 415(b)(1)(A), as adjusted under Code Section 415(d)(1).

                    i.        An   individual's   status   as    a   Highly
                         Compensated Employee shall be determined by reference to the preceding Plan Year, except that an individual shall be considered a Highly Compensated Employee if, during the current Plan Year, such individual is described in subsection
                         (a)(i), or such individual is described in subsection (a)(ii), (a)(iii) or (a)(iv) and is one of the 100 highest paid employees of the Affiliated Group.

                    ii.       In  determining  whether  an individual  owns
                         more than a 5% interest in the Company or any other member of the Affiliated Group, the constructive ownership provisions of Section 318 of the Code shall be applied by utilizing a 5%

                                         -cx-





                         test in lieu of the 50% test set forth in subparagraph (a)(2)(C) thereof.

                    iii.      The term "earnings"  in subsection (a)  means
                         the sum of (i) earnings as defined in Section 25.1(b), and (ii) elective or salary reduction contributions by the Company and any other member of the Affiliated Group that are not includible in the gross income of the employee under Section 125 or 402(e)(3) of the Code.

                    iv.       The   dollar   limitations  referred   to  in
                         subsections (a)(ii) and (a)(iii) shall be adjusted in accordance with Regulations for increases in the cost of living.

                    v.        When determining  the number of  employees in
                         the Affiliated Group for purposes of determining the 20% of employees who receive the highest earnings, the following individuals shall be disregarded:

                         (1)       Employees who have  less than six months
                              of service;

                              (2)       Employees who are under age 21;

                              (3)       Employees  who  normally work  less
                                   than six months per year;

                              (4)       Employees  who  normally work  less
                                   than 17-1/2 hours per week; and

                         (5)       Employees who  are included in a unit of
                              employees covered by a collective bargaining agreement, but only if (1) at least 90% of the individuals employed by the Affiliated Group are covered by collective bargaining agreements, and (2) the Plan excludes from coverage individuals covered by such agreements.

                    vi.       Individuals   who   are  nonresident   aliens
                         without   U.S.-source   earned  income   from  the
                         Affiliated Group shall be disregarded.

                    vii.      For purposes of  subsection (a)(iv), if there
                         are more than three officers of the Affiliated Group, no more than 10% of the employees of the Affiliated Group, to a maximum of 50, shall be treated as officers, except that if no individual is described in such subsection, the highest paid

                                        -cxi-





                         officer of the Affiliated Group who is a Participant shall be treated as a Highly Compensated Employee. In determining the number of employees of the Affiliated Group for purposes of the preceding sentence, employees described in subsection (e) shall not be taken into account.

                    viii.          The  determination of  who  is a  Highly
                              Compensated Employee shall be made in accordance with Section 414(q) of the Code and the Regulations thereunder.

               Section 27     b.        The Compensation of a  Super Highly
                                   Compensated  Employee shall  be computed
                                   under  the   family  member  aggregation
                                   rules  of Section 414(q)(6) of the Code,
                                   except that  in applying such  rules for
                                   purposes of the dollar  limitation under
                                   Section 401(a)(17) of the Code, the term
                                   "family" shall include  only the  spouse
                                   of the individual and lineal descendants
                                   who have  not attained  19 years  of age
                                   before  the end  of the  applicable Plan
                                   Year.   If, for  purposes of  the dollar
                                   limitation  under Section  401(a)(17) of
                                   the  Code, the  Compensation of  a Super
                                   Highly  Compensated  Employee  has  been
                                   computed   taking   into   account   the
                                   earnings  of  family  members   and  the
                                   amount   so    computed   exceeds   such
                                   limitation,  such  limitation  shall  be
                                   allocated   among   such  Super   Highly
                                   Compensated  Employee  and  such  family
                                   members in the proportion that each such
                                   individual's   Compensation,  determined
                                   without regard to this section, bears to the aggregate Compensation, determined without regard to this Section, of all such individuals.

                    i.        For purposes  of the allocation  described in
                         Section 5.6, Participants who are family members of a Super Highly Compensated Employee shall not be treated as separate Participants, and such Super Highly Compensated Employee and such family members shall be treated as a single Participant. The amount allocated as a result of the application of the preceding sentence shall be allocated to the Savings Accounts of such Super Highly Compensated Employee and family members in the proportion that each such individual's Compensation, determined without regard to the

                                        -cxii-





                         aggregation  required  by subsection  (a)  of this
                         Section 27.2 but subject to the limitation set forth in the last sentence of such subsection, bears to the aggregate such Compensation of all such individuals. For purposes of this subsection
                         (b), the term "family members" means a spouse, lineal ascendants and descendants, and the spouses of lineal ascendants and descendants.

               Section 27     c.        Subject to subsection (b), a Leased
                                   Employee is an  individual who  performs
                                   services   for   any   member   of   the
                                   Affiliated Group, other than as a common law employee, if:

                                   (1)       such  services  are   provided
                                        under a written  or oral  agreement
                                        between a member of  the Affiliated
                                        Group and any other person;

                              (2)       the individual has performed during
                                   any consecutive 12-month period (A) at least 1,500 Hours of Service for the Affiliated Group or (B) a number of Hours of Service which is at least 501 and which is at least equal to 75% of the median Hours of Service that are customarily performed by any employee of the Affiliated Group in the particular position; and

                              (3)       such services  are of a  type which
                                   historically  have   been  performed  by
                                   employees of organizations in the same business field as the entity for which such services are provided.

                    i.        An  individual  shall  not  be  considered  a
                         Leased Employee if:

                         (1)       such individual participates in  a money
                              purchase pension plan providing: (A) a nonintegrated employer contribution at a rate not less than 10% of the individual's earnings, as defined in Section 25.1(b), but including amounts contributed pursuant to a salary reduction agreement that are excludable from the individual's gross income under Section 125, 402(e)(3), 402(h) or
                              403(b) of the Code, (B) immediate participation and (C) full and immediate vesting; and

                                       -cxiii-





                                (2)       Leased     Employees,    determined
                                   without regard to  this sentence, do not
                                   constitute   more   than   20%  of   the
                                   nonhighly compensated work force of the Affiliated Group.


               Dated this 26th day of September, 1994.


                                             THE STANLEY WORKS




                                             By /s/ Brenda J. Bemben
                                               Title: Asst. General Counsel
                                                       and Asst. Secretary
          [f:\fallon\stanley\stanley.con]


































          00840.000/54820

                                                  APPENDIX A

                                               THE STANLEY WORKS

                                              401(k) SAVINGS PLAN


                                      PARTICIPATING LOCATIONS AFTER 1988

                                Effective Date       Effective Date          Predecessor
       Location                 Salaried E'ees       Hourly E'ees            Employer(s)


       The Stanley Works
         New Britain, CT          01/01/84             01/01/92
         Farmington, CT           01/01/84             01/01/92

       Stanley Tools Division
         Shaftsbury, VT           01/01/84             10/01/92

         Pulaski, TN              01/01/84             01/01/86

         Pittsfield, VT           01/01/84             01/01/86
         York, PA                 01/01/84             07/01/86         Penn. Saw Co.
         Cheraw, SC               01/01/84             01/01/86

         Royersford, PA           01/01/84             01/01/84
                                  S.A. Wetty & Sons, Inc. &
                                                                         SAW Plastics, Inc.

         Shelbyville, TN          01/01/84             01/01/86
         Wichita Falls, TX        05/01/84             05/01/84         Ingersoll-Rand Co.
         Worcester, MA            01/01/90             01/01/90         The Parker Group, Inc.,
                                                                         Plasticom, Inc. &
                                                                         King Fastener Co.
         Charlotte, NC            01/01/84             01/01/84

         New Britain, CT          01/01/84             01/01/92
         Costa Mesa, CA           01/01/84             01/01/84
         Kansas City, KS          05/01/92             01/01/94         AXIA, Inc.
         Junction City, KS        05/01/92             05/01/92

          00840.000/54820


                 Napa, CA                  05/01/92                 -

       Jensen Tools, Inc.
         Phoenix, AZ              05/01/92                 -            AXIA, Inc.
         New Castle, DE           05/01/92                 -


       Proto Industrial Tools Div.
         Covington, OH            05/01/84                 -

       Air Tools Division

         Cleveland, OH            01/01/84                 -

       Hydraulic Tools Division
         Clackamas, OR            01/01/84             01/01/86         Ackley Mfg. Co. &
                                                                         Hydraulic Energy Devices
       LaBounty Mfg., Inc.
         Two Harbors, MN          04/01/92             04/01/92         LaBounty Mfg., Inc.

       National Hand Tool Division
         Dallas, TX               07/01/88                 -
                                  National Hand Tool Corp. &
                                                                         Chiro Tool Mfg. Corp.
       Hardware Division
         New Britain, CT          01/01/84             01/01/92
         K.C. Dist. Center        01/01/84             01/01/92
         Richmond, VA             01/01/84                 -

         San Dimas, CA            01/01/89             01/01/89         Acme General Corp.
         Gray, TN                 10/01/92             10/01/92         Ideal Security

       Monarch Mirror Door,
        Company, Inc.
         Tupelo, MS               05/01/92             05/01/92         Wondura Products,
         Chatsworth, CA           05/01/92                 -
                                                                        Monarch Mirror Door
                                                                          & Monarch Norcal
       Stanley Engineered
        Components
         New Britain, CT          01/01/84             01/01/87


          00840.000/54820                                                         -cxvi-


       The Stanley Mfg.
        Technology Center
         Dallas, TX               01/01/84             01/01/90
                                  National Hand Tool Corp. &

                                   Chiro Tool Mfg. Corp.
       Stanley Vidmar, Inc.
         Allentown, PA            01/01/84             01/01/86


       Stanley Vidmar Systems, Inc.
         Cincinnati, OH           09/01/86                 -
                                                       ESSCORP

       The Farmington River
        Power Company
         Windsor, CT              01/01/84             01/01/86


       Stanley Door Systems, Inc.
         Birmingham, MI           01/01/84             07/01/92
                                  Berry Industries
         Troy, MI                 01/01/84             01/01/84

         Orlando, FL              01/01/84             01/01/84
         Winchester, VA           01/01/84             01/01/84
         Rancho Cucamonga, CA     01/01/84             01/01/84

       Stanley Home Automation, Inc.
         Detroit, MI              01/01/84             04/01/87
                                  Vemco Products, Inc.                      Covington, OH
                                  01/01/84             07/01/86


       Stanley Electronics
         Novi, MI                 01/01/84             01/01/87
                                  Multi-Elmac Co.

       Stanley Magic Door, Inc.
         Farmington, CT           01/01/84             01/01/92          Jed Products Co.
         New Britain, CT          01/01/84             01/01/92

          00840.000/54820                                                         -cxvii-


         Columbia, MD             01/01/84             07/01/86
         Chicago, IL              01/01/84             01/01/91
         Cleveland, OH            01/01/84                 -
         Detroit, MI              01/01/84                 -
         Houston, TX              01/01/84                 -
         Indianapolis, IN         01/01/84                 -
         Los Angeles, CA          01/01/84                 -
         Newark, NJ               01/01/84                 -
         Orlando, FL              01/01/84                 -
         Rock Island, IL          01/01/84             01/01/86
         San Francisco, CA        01/01/84                 -
         Saxonville, MA           01/01/84             08/01/86
         Seattle, WA              01/01/84                 -
         St. Louis, MO            01/01/84             07/01/93
         Glaziers Union               -                01/01/93

       Magic Door Div.
         Farmington, CT           01/01/84             01/01/92

       Mac Tools, Inc.
         Wash. Crt. House, OH     01/01/84             01/01/84
                                                       Mac Tools, Inc.
         Columbus, OH             01/01/84             01/01/86

         Georgetown, OH           01/01/84             01/01/86

         Sabina, OH               01/01/84             01/01/84
         Sacramento, CA           01/01/84             03/01/86
         Oklahoma City, OK        01/01/84             01/01/84
         O'Fallon, MO             10/01/89             01/01/92         Am. Pnuematic
                                                                         Technolgies, Inc.
       Stanley Inter-America
        Dist. Center, Inc.
         Miami, FL                01/01/84             01/01/86


       General Rental Co., Inc.,
        Taylor Rental Center, Inc.
         & Taylor Rental Corp.    01/01/85                 -            Taylor Rental Corp.




          00840.000/54820                                                        -cxviii-


       J.B. Supplies, Inc.
         Minneapolis, MN          01/01/92             01/01/92*        J.B. Supplies, Inc.
         Rosemont, IL             01/01/92             01/01/92*

                                  *Grandfathered employees only
       Stanley-Bostitch, Inc.
         East Greenwich, RI       02/22/86             02/22/86         Textron, Inc. & Sutton Landis
         Clinton, CT,             02/22/86             02/22/86

         Visalia, CA              02/22/86             02/22/86

         Atlanta, GA              02/22/86             02/22/86

         U.S. Sales & Dist. Centers                    02/22/86         02/22/86

         Fullerton, CA            02/22/86             02/22/86
                                                       Textron, Inc.
         Skokie, IL               07/01/87             01/01/90         Hartco Company
         Shelbyville, IN          03/01/89             03/01/89         Spenax Corp.
         Taunton, MA              05/01/90             05/01/90         Creative Eng., Inc.
         Hamlet, NC               01/01/91             01/01/91         BeA Fasteners, Inc.
         King Fastener            01/01/90             01/01/90         The Parker Group, Inc.,
                                                                         Plasticom, Inc. &
                                                                         King Fastener Co.
         Puerto Rico              02/22/86                 -

       Halstead Enterprises, Inc.
         Rancho Cucamonga, CA     06/01/88             01/01/90         Halstead Enter., Inc.
         Sanford, NC              07/01/88             01/01/90         Halstead Enter., Inc.



                                        Dated this 26th day of September, 1994.


                                                 THE STANLEY WORKS

                                                 By/s/ Brenda J. Bemben
                                               Title: Asst. General Counsel
                                                        and Asst. Secretary


          00840.000/54820